MERRILL LYNCH
INTERNATIONAL
EQUITY FUND




FUND LOGO




Semi-Annual Report

November 30, 1997



Officers and Trustees
Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Andrew John Bascand, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
International
Equity Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH INTERNATIONAL EQUITY FUND



International
Stock Market
Performance


Total Return in US Dollars* of the Fund's Top Ten Country
Positions For the Three-Month Period Ended November 30, 1997

Malaysia         -43.9%
Hong Kong        -27.5%
Japan            -16.4%
Brazil           -13.1%
Australia        -11.1%
Sweden           + 2.0%
Germany          + 2.2%
United Kingdom   + 5.2%
France           + 7.2%
Italy            +10.6%

Source: Financial Times/S&P--Actuaries Index.

[FN]
*For the three-month period ended November 30, 1997, total investment return in US dollars for the Financial
 Times/S&P--Actuaries World (Ex-US) Index was -4.32%.


Merrill Lynch International Equity Fund, November 30, 1997


DEAR SHAREHOLDER


During the three-month period ended November 30, 1997, international equity market returns were significantly affected by the Asian currency crisis. The loss of confidence in many Asian currencies prompted a sharp rise in interest rates in many Asian countries. Combined with subsequent planned cuts in government spending, higher interest rates are likely to curb economic growth and import demand.

The Pacific Basin developed economies appear most exposed to these developments. As a result, equity prices in the Pacific Basin and the emerging Asian markets fell sharply. During the three months ended November 30, 1997, Asian emerging equity returns in US dollar terms were -34%, according to the unmanaged International Finance Corporation's (IFC) Asian Investables Index. Pacific Basin developed equity markets also declined, led by Hong Kong. Overall, developed markets in the region declined 18%. The general rise in market volatility also impacted emerging market returns, with both Latin American and European emerging equity markets declining 8% in aggregate during the three-month period ended November 30, 1997.

European developed equity markets were also volatile, and at one point during the November quarter registered losses of more than 10%. However, a recovery late in the quarter and a generally stronger Deutschemark relative to the dollar led European equity markets to provide returns of +6% in US dollar terms in the three months ended November 30, 1997, according to the unmanaged Financial Times/Standard & Poor's (FT/S&P)--Actuaries European Index.

As outlined in our February 28, 1997 shareholder letter, the investment process for Merrill Lynch International Equity Fund changed during 1997. As part of this change, we adopted a new Benchmark Index which combines the FT/S&P--Actuaries World (Ex-US) Indexes and the unmanaged IFC Investables Indexes, using customized weightings. This new Benchmark Index is consistent with the Fund's strategy of seeking to add value over the intermediate term in that it conducts strategic allocations between countries and generally maintains an overweighted stance in smaller and emerging markets. Using the Fund's Benchmark Index, international equity markets returned -9.17% during the quarter ended November 30, 1997. The Fund's Class A, Class B, Class C and Class D Shares returned -9.31%, -9.54%, -9.50% and -9.40%, respectively. Performance over the period was negatively affected by the Fund's overweighted positions in some developed Pacific Basin (particularly Australia) and Latin American markets. The Fund's underweighted positions in emerging Asian markets and Hong Kong positively impacted performance. (Results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--7 of this report to shareholders.)


Portfolio Matters
The Fund's effective cash position rose significantly during the November quarter from 9% of net assets as of August 31, 1997 to 14% of net assets on November 30, 1997. Significant reductions in equity exposure occurred in Japan, down from 30% of net assets to 25%, and Continental Europe, down from 18% of net assets to 16%. Elsewhere, significant asset allocation decisions included increasing the Fund's weights in the United Kingdom and Canada to 15% and 4% of net assets, respectively.

During the November quarter, we implemented new stock selection strategies in Australia and France. These investment strategies are designed to enhance stock selection in those countries by employing quantitative screening techniques which seek to highlight attractive stock opportunities. One consequence of implementing these new strategies was an increased level of turnover activity associated with the restructuring. This accounts for the significant element of the trading activity shown on pages 34 and 35 of the report. Other portfolio activity concentrated on reducing exposure to Asian financial stocks and sales of Turkish securities.


Economic and Investment
Environment
The consensus expectation for global economic growth in 1998 fell sharply in recent weeks as a result of the turmoil in Asian markets and economies. Whereas a few months ago many analysts were expecting global growth in 1998 to match or exceed this year's rise of about 4% in 1998, few now expect growth to exceed 3.25% in 1998. Against this backdrop, company analysts have begun reducing earnings forecasts. However, to the extent that weaker economic growth allows global real bond yields to ease, the impact on equity markets of slower earnings growth is likely to be softened. At this point, global equity returns in 1998 look unlikely to reach the double-digit levels of 1995--1996, but a widespread bear market probably would require a rise in global inflationary pressures.

Not surprisingly, the sharpest economic growth downgrades for 1998 have come in Asia. While the region has seen its currencies depreciate against the rest of the world in nominal terms, it remains to be seen how much higher inflation in 1998 will reduce the real depreciation. Meanwhile, many countries are entering 1998 with much tighter interest rate and fiscal policies as well as weaker financial systems. We have no plans to overweight Asia as a region until current account positions improve, the cyclical growth outlook brightens and structural improvements are delivered. There is also the problem that many Asian countries' stock markets have large weightings in property and/or financial stocks that are vulnerable to asset price deflation. However, some markets do appear to offer attractive intermediate-term returns, notably India, Taiwan and, to a lesser extent, the Philippines.

Latin America has withstood the initial impact of the "Asian contagion" relatively well. Our favored markets in the region are Mexico and Argentina, in light of sound economic management and recent noninflationary rises in domestic demand which have enhanced the prospect for earnings growth in 1998. Furthermore, after a period of sharp equity price increases, the recent correction in equity prices has restored the attractiveness of Latin American markets from a valuation perspective. Based upon relative valuation measures spanning the next two years--three years, our expected equity returns for Japan remain among the highest for developed markets. However, the near-term growth outlook is poor, and a sustained rally in the equity market probably would require a package of measures to address the structural impediments to growth (such as, a weak financial system and an inefficient property market) as well as providing a boost to cyclical prospects (for example, corporate tax cuts).

The economic recovery in Continental Europe has begun to spread from exports to domestic demand, even in Germany and France. Twelve-month forward earnings estimates have been revised upward over the past six months. Exposure to the slowdown in Asia is likely to be relatively limited, allowing the region to remain in what is often viewed as a "sweetspot" for equity markets where there is above-par economic growth with sufficient spare capacity to permit stable or even falling inflation. While two of the larger markets, Switzerland and Holland, already appear significantly overvalued on an intermediate-term basis, better value appears to lie in France, Italy and Spain. European Monetary Union is likely to be a major focus in 1998. Interest rate convergence is largely complete but tax reform and corporate restructuring should be durable themes next year. The UK market looks well-positioned from both a value and flow of funds viewpoints to benefit in the near term from a downturn in interest rate expectations for 1998. Recent indicators have suggested that consumer spending growth has peaked and that net exports have finally begun to deteriorate in response to sterling's over-valuation.

The US economy continues to exhibit late business cycle pressures. Delivery lags and labor market indicators are above thresholds that previously have coincided with higher inflation. The rally in the stock market since the sharp decline in October may reflect a widening view that the slowdown in Asia will feed through into lower growth in the United States in 1998, allowing the Federal Reserve Board to either leave interest rates unchanged for a prolonged period or reduce them slightly. However, we find it difficult to see how such a scenario remains consistent with analysts' long-term earnings growth forecasts, which remain around 15% per year. US profit margins already appear to be under some pressure from rising labor costs, notwithstanding the impact of increased competition from Asian imports and a generally stronger US dollar. If US economic growth continues to expand rapidly, corporate earnings could surprise on the upside in 1998. But in such an environment, interest rates are likely to move higher than is currently discounted. By contrast, intermediate-term return prospects in Canada and Australia look relatively attractive, notwithstanding the recent weakening in commodity prices.

The US dollar is currently supported against the Deutschemark and yen by significant interest rate differentials. However, a risk to the dollar in 1998 is that the US current account deficit becomes a bigger market focus. While economists have been busy revising Asian current account forecasts for 1998 in a favorable direction, reflecting currency depreciations and tighter policy stances, it is notable that this has not yet found its full counterpart in downward revisions to developed countries' current account estimates. It is conceivable that the US current account deficit could exceed 3% of gross domestic product in 1998, which would leave the US currency vulnerable to a change in relative interest rate trends.


Merrill Lynch International Equity Fund, November 30, 1997


In Conclusion
International equity markets provided significantly dispersed returns in the quarter ended November 30, 1997, as the Asian currency crisis impacted Pacific Basin equity markets in particular. International equity markets also exhibited significant volatility in the latter half of 1997. Although December and January usually provide more stable and often positive returns, the Asian crisis may produce a period of global profit margin contraction, lower profit growth and could mark the beginning of a period of lower stock market returns.

The Fund remained defensive with overweighted positions in Canada, Australia, South Africa, India, Mexico and some European markets.
Effective cash weights are likely to remain between 10%--15% of net assets during the coming months.

We thank you for your continuing in-terest in Merrill Lynch
International Equity Fund, and we look forward to reviewing our strategy and performance with you in our upcoming quarterly report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Andrew Bascand)
Andrew Bascand
Senior Vice President and
Portfolio Manager



January 13, 1998




PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder on October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Performance
Summary--
Class A Shares
                                Net Asset Value        Capital Gains
Period Covered               Beginning    Ending        Distributed       Dividends Paid*       % Change**
10/21/94--12/31/94              $11.73    $10.53           $0.091             $0.599              -4.23%
1995                             10.53     11.13             --                 --                +5.70
1996                             11.13     11.33            0.288              0.286              +7.01
1/1/97--11/30/97                 11.33     11.10             --                 --                -2.03
                                                           ------             ------
                                                     Total $0.379       Total $0.885

                                                          Cumulative total return as of 11/30/97: +6.13%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                                Net Asset Value        Capital Gains
Period Covered               Beginning    Ending        Distributed       Dividends Paid*       % Change**
7/30/93--12/31/93               $10.00    $11.18             --                 --               +11.80%
1994                             11.18     10.52           $0.091             $0.490              -0.61
1995                             10.52     11.00             --                 --               + 4.56
1996                             11.00     11.22            0.288              0.142             + 5.95
1/1/97--11/30/97                 11.22     10.90             --                 --                -2.85
                                                           ------             ------
                                                     Total $0.379       Total $0.632

                                                         Cumulative total return as of 11/30/97: +19.59%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                                Net Asset Value        Capital Gains
Period Covered               Beginning    Ending        Distributed       Dividends Paid*       % Change**
10/21/94--12/31/94              $11.62    $10.43           $0.091             $0.582              -4.33%
1995                             10.43     10.90             --                 --                +4.51
1996                             10.90     11.08            0.288              0.178              +5.97
1/1/97--11/30/97                 11.08     10.76             --                 --                -2.89
                                                           ------             ------
                                                     Total $0.379       Total $0.760

                                                          Cumulative total return as of 11/30/97: +2.89%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Merrill Lynch International Equity Fund, November 30, 1997


PERFORMANCE DATA (concluded)


Performance
Summary--
Class D Shares
                                Net Asset Value        Capital Gains
Period Covered               Beginning    Ending        Distributed       Dividends Paid*       % Change**
7/30/93--12/31/93               $10.00    $11.21             --                 --               +12.10%
1994                             11.21     10.56           $0.091             $0.566             + 0.18
1995                             10.56     11.13             --                 --               + 5.40
1996                             11.13     11.35            0.288              0.250             + 6.87
1/1/97--11/30/97                 11.35     11.09             --                 --               - 2.29
                                                           ------             ------
                                                     Total $0.379       Total $0.816

                                                         Cumulative total return as of 11/30/97: +23.59%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Recent
Performance
Results
                                                                                                  12 Month      3 Month
                                                          11/30/97     8/31/97      11/30/96      % Change      % Change
ML International Equity Fund Class A Shares*               $11.10       $12.24       $11.97       -4.88%(1)       -9.31%
ML International Equity Fund Class B Shares*                10.90        12.05        11.73       -4.66(1)        -9.54
ML International Equity Fund Class C Shares*                10.76        11.89        11.62       -4.97(1)        -9.50
ML International Equity Fund Class D Shares*                11.09        12.24        11.95       -4.81(1)        -9.40
ML International Equity Fund Class A Shares--Total Return*                                        -2.52(2)        -9.31
ML International Equity Fund Class B Shares--Total Return*                                        -3.48(3)        -9.54
ML International Equity Fund Class C Shares--Total Return*                                        -3.47(4)        -9.50
ML International Equity Fund Class D Shares--Total Return*                                        -2.74(5)        -9.40
Financial Times/S&P--Actuaries World (Ex-US) Index**--Total Return                                -1.24           -4.32

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged capitalization-weighted index comprised of over 1,800 companies in 24 countries, excluding the United States.
(1)Percent change includes reinvestment of $0.288 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.286 per share ordinary income dividends and $0.288 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.142 per share ordinary income dividends and $0.288 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.178 per share ordinary income dividends and $0.288 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.250 per share ordinary income dividends and $0.288 per share capital gains distributions.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/97                        +12.32%         +6.42%
Inception (10/21/94) through 9/30/97      + 6.68          +4.74

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/97                        +11.20%         +7.20%
Inception (7/30/93) through 9/30/97       + 7.75          +7.75

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/97                        +11.22%        +10.22%
Inception (10/21/94) through 9/30/97      + 5.61         + 5.61

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/97                        +12.16%         +6.27%
Inception (7/30/93) through 9/30/97       + 8.58          +7.19

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                       Shares                                                        Value      Percent of
AFRICA            Industries            Held                Investments                Cost        (Note 1a)    Net Assets
South Africa      Banking             228,050      Nedcor Ltd. (GDR)(c)(e)        $   2,464,941    $   5,165,287      0.9%

                  Beverages            86,493      South African Breweries Ltd.       2,492,316        2,120,014      0.3

                  Diversified         128,000      Sasol Ltd.                         1,802,886        1,290,546      0.2

                  Insurance            88,600      Liberty Life Association of
                                                   Africa Ltd.                        2,406,914        2,244,655      0.4

                  Mining               54,000      Anglo American Corp. of
                                                   South Africa, Ltd.                 3,636,072        2,246,756      0.4
                                       65,200      Anglo American Corp. of
                                                   South Africa, Ltd. (ADR) (a)       4,274,593        2,665,050      0.4
                                      183,616      Evander Gold Mines Ltd.            1,861,029          330,925      0.1
                                                                                  -------------    -------------    ------
                                                                                      9,771,694        5,242,731      0.9

                  Paper &             125,000      Sappi Ltd.                         1,195,769          699,022      0.1
                  Forest Products
                                                   Total Investments in
                                                   South Africa                      20,134,520       16,762,255      2.8

Zimbabwe          Beverages         1,522,193      Delta Corporation Ltd.               856,251        1,601,200      0.3

                                                   Total Investments in Zimbabwe        856,251        1,601,200      0.3

                                                   Total Investments in Africa       20,990,771       18,363,455      3.1

EUROPE

Finland           Diversified          93,283      Outokumpu OY                       1,430,243        1,287,012      0.2

                  Paper &              92,578      Enso OY (Class A)                    716,053          813,292      0.1
                  Forest Products     198,250      Metsa Serla OY (Class B)           1,504,575        1,700,679      0.3
                                       40,626      UPM-Kymmene Corporation              769,245          873,177      0.2
                                                                                  -------------    -------------    ------
                                                                                      2,989,873        3,387,148      0.6

                                                   Total Investments in Finland       4,420,116        4,674,160      0.8

France            Aerospace &           2,200      Labinal S.A.                         661,265          553,867      0.1
                  Defense

                  Agricultural          5,300      Eridania Beghin-Say S.A.             784,443          824,295      0.1
                  Operations

                  Automobiles           8,966      Peugeot S.A.                       1,220,450        1,013,185      0.2
                                       31,800    ++Renault S.A.                         963,786          890,562      0.1
                                                                                  -------------    -------------    ------
                                                                                      2,184,236        1,903,747      0.3



Merrill Lynch International Equity Fund, November 30, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
EUROPE                                 Shares                                                        Value      Percent of
(continued)       Industries            Held                Investments                Cost        (Note 1a)    Net Assets
France            Automobiles &        14,600      Sommer-Allibert                $     556,610    $     469,476      0.1%
(concluded)       Equipment            12,100      Valeo S.A.                           812,589          800,312      0.1
                                                                                  -------------    -------------    ------
                                                                                      1,369,199        1,269,788      0.2

                  Banking              41,101      Banque Nationale de Paris          2,017,670        2,005,436      0.4
                                       18,814      Compagnie Financiere de
                                                   Paribas                              954,003        1,359,453      0.2
                                       13,500      Credit Commercial de France          807,214          800,280      0.1
                                       28,912      Societe Generale de Surveillance
                                                   S.A. (Class A) (Ordinary)          3,430,204        3,801,052      0.7
                                                                                  -------------    -------------    ------
                                                                                      7,209,091        7,966,221      1.4

                  Beverages            14,900      Pernod Ricard                        729,409          757,306      0.1

                  Building &            1,000      Compagnie de Saint Gobain S.A.       158,379          135,875      0.0
                  Construction

                  Chemicals             3,700      L'Air Liquide                        621,112          582,347      0.1
                                        4,900      Rhone-Poulenc (Class A)              219,779          220,324      0.0
                                                                                  -------------    -------------    ------
                                                                                        840,891          802,671      0.1

                  Consumer--Goods       2,000      LVMH (Moet-Hennessy
                                                   Louis Vuitton)                       426,479          344,939      0.1

                  Cosmetics &           6,600      Christian Dior S.A.                  848,213          651,893      0.1
                  Toiletries            2,400      L'OREAL                              940,983          918,933      0.2
                                                                                  -------------    -------------    ------
                                                                                      1,789,196        1,570,826      0.3

                  Diversified           2,000      Compagnie Generale des Eaux S.A.     237,884          264,295      0.0

                  Electronics          16,300      Schneider S.A.                     1,013,429          872,647      0.2
                                       24,400      Thomson CSF                          781,245          706,060      0.1
                                                                                  -------------    -------------    ------
                                                                                      1,794,674        1,578,707      0.3

                  Engineering &        24,818      Bouygues S.A.                      2,425,334        2,510,181      0.4
                  Construction

                  Financial Services    7,100      Credit National/Natexis              445,918          422,812      0.1
                                       11,334      EuraFrance S.A.                    3,545,896        4,570,084      0.8
                                                                                  -------------    -------------    ------
                                                                                      3,991,814        4,992,896      0.9

                  Foods                 1,600      Bongrain S.A.                        605,274          669,547      0.1
                                          900      Fromageries Bel S.A.                 634,403          640,407      0.1
                                        2,100      Groupe Danone S.A.                   345,335          335,146      0.1
                                                                                  -------------    -------------    ------
                                                                                      1,585,012        1,645,100      0.3

                  Hotels                5,411      Accor S.A.                           756,346        1,023,071      0.2

                  Insurance            53,500      Assurances Generales de
                                                   France S.A. (AGF)                  1,855,680        3,045,489      0.5
                                       38,343      Axa-UAP                            2,398,193        2,782,912      0.5
                                                                                  -------------    -------------    ------
                                                                                      4,253,873        5,828,401      1.0

                  Leisure               7,900    ++Club Mediterranee S.A.               639,800          598,272      0.1

                  Metals               15,100      Pechiney S.A. (Class A)              779,869          593,000      0.1

                  Oil & Related        34,934      Elf Aquitaine S.A.                 4,283,927        4,054,179      0.7
                                       32,600      Total S.A. (Class B)               3,642,674        3,424,312      0.6
                                                                                  -------------    -------------    ------
                                                                                      7,926,601        7,478,491      1.3

                  Retail                1,200      Carrefour S.A.                       724,778          642,236      0.1
                                       13,560      Castorama Dubois Investisse        1,665,369        1,621,916      0.3
                                       13,000      Etablissements Economiques
                                                   du Casino Guichard-Perachon
                                                   S.A. (Preferred)                     628,696          561,626      0.1
                                                                                  -------------    -------------    ------
                                                                                      3,018,843        2,825,778      0.5

                  Steel               188,022      Usinor Sacilor S.A.                2,784,300        2,956,110      0.5

                  Telecommunication    28,144      Alcatel Alsthom Cie Generale       2,863,654        3,528,430      0.6
                  Equipment                        d'Electricite S.A.

                                                   Total Investments in France       49,210,592       51,952,267      8.9

Germany           Apparel                 400      Hugo Boss AG (Preferred)             554,061          532,940      0.1

                  Automobiles             200      Bayerische Motoren Werke AG
                                                   (BMW)                                166,583          149,337      0.0
                                       48,512      Daimler-Benz AG                    3,511,544        3,435,281      0.6
                                        6,428      Volkswagen AG                      3,132,427        3,644,404      0.6
                                                                                  -------------    -------------    ------
                                                                                      6,810,554        7,229,022      1.2

                  Banking              21,200      BHF-Bank AG                          659,850          612,995      0.1
                                        2,900      Bayerische Vereinsbank AG            181,879          172,228      0.0
                                        4,000      Commerzbank AG                       143,873          139,018      0.0
                                       15,300      Deutsche Bank AG                   1,130,313          981,081      0.2
                                       33,900      Dresdner Bank AG                   1,578,886        1,314,639      0.3
                                                                                  -------------    -------------    ------
                                                                                      3,694,801        3,219,961      0.6

                  Batteries             3,400    ++Varta AG                             530,167          520,467      0.1

                  Building &           16,000      Bilfinger & Berger Bau AG            591,084          588,729      0.1
                  Construction

                  Chemicals            32,799      BASF AG                            1,134,988        1,160,368      0.2
                                       66,476      Bayer AG                           2,439,833        2,459,966      0.4
                                       21,132      Henkel KGaA                          907,822        1,186,114      0.2
                                       51,202      Henkel KGaA (Preferred)            2,343,040        3,146,784      0.6
                                       38,900      Hoechst AG                         1,664,636        1,374,005      0.2
                                                                                  -------------    -------------    ------
                                                                                      8,490,319        9,327,237      1.6

                  Computer Software     3,600      SAP AG (Systeme,
                                                   Anwendungen, Produkte in der
                                                   Datenverarbeitung) (Preferred)     1,112,123        1,108,289      0.2

                  Cosmetics &          15,900      Beiersdorf AG                        675,267          667,082      0.1
                  Toiletries

                  Diversified          31,100      Metallgesellschaft AG                648,642          599,501      0.1
                                       20,100      RWE AG                               912,302          985,171      0.2
                                       17,143      Thyssen AG                         3,796,340        4,082,129      0.7
                                       13,700      VEBA AG                              711,893          814,015      0.1
                                          200      Viag AG                               98,727          101,621      0.0
                                                                                  -------------    -------------    ------
                                                                                      6,167,904        6,582,437      1.1

                  Electronics          17,000      Siemens AG                         1,161,189          998,044      0.2

                  Engineering &         8,315    ++Philipp Holzmann AG                3,055,645        2,300,556      0.4
                  Construction

                  Footwear              5,600      Adidas AG                            768,527          788,978      0.1
                                        3,400    ++Salamander AG                        543,961          528,178      0.1
                                                                                  -------------    -------------    ------
                                                                                      1,312,488        1,317,156      0.2



Merrill Lynch International Equity Fund, November 30, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
EUROPE                                 Shares                                                        Value      Percent of
(continued)       Industries            Held                Investments                Cost        (Note 1a)    Net Assets
Germany           Insurance               600      AMB Aachener und Muenchener
(concluded)                                        Beteiligungs AG                $     622,244    $     615,376      0.1%
                                        8,200      Allianz AG                         1,952,028        1,945,629      0.3
                                        2,827      Munich Re Group                      825,205          883,137      0.2
                                                                                  -------------    -------------    ------
                                                                                      3,399,477        3,444,142      0.6

                  Machinery &          26,200    ++AGIV-AG fuer Industrie und
                  Equipment                        Verkehrswesen                        550,255          537,725      0.1
                                       36,200      FAG Kugelfischer Georg
                                                   Schaefer AG                          572,840          533,621      0.1
                                       45,105    ++Kloeckner Werke AG                 2,540,377        3,158,220      0.6
                                          600      Mannesmann AG                        281,495          279,283      0.0
                                                                                  -------------    -------------    ------
                                                                                      3,944,967        4,508,849      0.8

                  Metals               15,200      Degussa AG                           707,440          704,932      0.1

                  Pharmaceuticals       8,400      Altana AG                            645,073          579,589      0.1
                                        8,100      Schering AG                          834,092          794,478      0.1
                                                                                  -------------    -------------    ------
                                                                                      1,479,165        1,374,067      0.2

                  Publishing              800      Springer (Axel) Verlag AG            626,924          627,736      0.1

                  Telecommunications    4,400      Deutsche Telekom AG                   86,992           89,182      0.0

                  Transportation        3,000      Harpen AG                            558,154          501,758      0.1

                                                   Total Investments in Germany      44,958,721       45,642,586      7.8

Hungary           Telecommuni-      1,000,000    ++Magyar TarKozlesi
                  cations                          Reszvenytarsasag (Ordinary)        1,589,861        3,961,687      0.7

                                                   Total Investments in Hungary       1,589,861        3,961,687      0.7

Ireland           Building &           76,142      CRH PLC                              826,936          893,821      0.1
                  Construction

                                                   Total Investments in Ireland         826,936          893,821      0.1

Italy             Building Products    39,204      Italcementi S.p.A                    217,403          249,437      0.0

                  Chemicals         5,651,555      Montedison S.p.A.                  5,346,257        4,672,275      0.8

                  Diversified       2,558,117    ++Compagnie Industrial
                                                   Riunite S.p.A. (CIR)               2,211,686        1,972,681      0.3

                  Insurance            68,343      Assicurazioni Generali S.p.A.      1,246,927        1,533,197      0.3
                                      946,101      Istituto Nazionale delle
                                                   Assicurazioni S.p.A. (INA)         1,354,588        1,648,679      0.3
                                                                                  -------------    -------------    ------
                                                                                      2,601,515        3,181,876      0.6

                  Telecommuni-      1,101,688      Telecom Italia S.p.A.              2,717,968        4,343,481      0.8
                  cations
                                                   Total Investments in Italy        13,094,829       14,419,750      2.5

Netherlands       Banking              30,956      ABN Amro Holding N.V.                586,761          590,395      0.1

                  Chemicals            15,761      Akzo Nobel N.V.                    1,959,572        2,772,768      0.5
                                       54,664      European Vinyls Corporation
                                                   International N.V.                 2,077,567        1,279,124      0.2
                                                                                  -------------    -------------    ------
                                                                                      4,037,139        4,051,892      0.7

                  Electronics          38,620      Philips Electronics N.V.           1,414,443        2,551,734      0.4

                  Insurance            31,062      ING Groep N.V.                     1,275,816        1,262,988      0.2

                  Packaging &          95,358      Koninklijke KNP BT N.V.            2,147,909        2,058,604      0.4
                  Containers

                  Steel                21,000    ++Ispat International N.V.             568,773          470,260      0.1
                                       20,783    ++Ispat International N.V.
                                                   (NY Registered Shares)               491,090          474,112      0.1
                                                                                  -------------    -------------    ------
                                                                                      1,059,863          944,372      0.2

                  Telecommuni-         47,891      Royal PTT Nederland N.V.           1,716,817        1,923,159      0.3
                  cations
                                                   Total Investments in the
                                                   Netherlands                       12,238,748       13,383,144      2.3

Norway            Oil & Gas            72,875      Saga Petroleum A.S. (Class B)        801,866        1,195,902      0.2
                  Producers

                                                   Total Investments in Norway          801,866        1,195,902      0.2

Poland            Automobiles &        68,788      T.C. Debica S.A.                     927,906        1,508,082      0.2
                  Equipment

                                                   Total Investments in Poland          927,906        1,508,082      0.2

Portugal          Building Products     7,500      Cimpor-Cimentos de Portugal
                                                   S.A. (SGPS)                          193,436          189,956      0.0

                  Diversified          38,588      Sonae Investimentos--SGPS, S.A.      946,417        1,442,232      0.3

                                                   Total Investments in Portugal      1,139,853        1,632,188      0.3

Russia            Closed-End Funds      3,700      Templeton Russia Fund, Inc.          149,362          125,569      0.0

                                                   Total Investments in Russia          149,362          125,569      0.0

Spain             Oil & Related         3,943      Repsol S.A.                          149,044          170,630      0.0

                  Utilities--         109,431      Endesa S.A.                        1,860,230        2,059,403      0.4
                  Electric
                                                   Total Investments in Spain         2,009,274        2,230,033      0.4

Sweden            Electrical           25,964      Electrolux AB                      1,096,513        2,044,648      0.3
                  Forest Products      44,636      Mo och Domsjo AB (Class B)         1,200,098        1,260,332      0.2
                                      929,741      Rottneros Bruks AB                 1,435,615          740,594      0.2
                                       92,871      Stora Kopparbergs AB               1,238,849        1,232,955      0.2
                                                                                  -------------    -------------    ------
                                                                                      3,874,562        3,233,881      0.6

                  Insurance            29,641      Skandia Forsakrings AB               728,908        1,562,538      0.3

                  Metals & Mining     188,686      Avesta Sheffield AB                1,710,791        1,331,924      0.2

                                                   Total Investments in Sweden        7,410,774        8,172,991      1.4

Switzerland       Diversified          14,432      Oerlikon-Buehrle Holding AG        1,483,489        2,065,765      0.4

                  Leisure               2,961      Fotolabo S.A.                      1,231,526          657,561      0.1

                  Pharmaceuticals       2,379      Novartis AG (Registered Shares)    3,403,698        3,802,527      0.6

                                                   Total Investments in
                                                   Switzerland                        6,118,713        6,525,853      1.1

United Kingdom    Advertising         440,300      Cordiant PLC                         935,801          897,279      0.1
                                      212,400      WPP Group PLC                        989,532          944,392      0.2
                                                                                  -------------    -------------    ------
                                                                                      1,925,333        1,841,671      0.3

                  Automobile          378,300      Thorn PLC                            929,456          957,420      0.2
                  Rental

                  Automobiles &       590,671      LucasVarity PLC                    1,893,627        1,890,135      0.3
                  Equipment           223,500      T & N PLC                            899,603          944,811      0.2
                                                                                  -------------    -------------    ------
                                                                                      2,793,230        2,834,946      0.5



Merrill Lynch International Equity Fund, November 30, 1997

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
EUROPE                                 Shares                                                        Value      Percent of
(concluded)       Industries            Held                Investments                Cost        (Note 1a)    Net Assets
United Kingdom    Banking              78,000      Barclays PLC                   $   2,002,503    $   1,875,929      0.3%
(concluded)                           137,596      HSBC Holdings PLC                  3,801,853        3,496,944      0.6
                                      288,350      Lloyds TSB Group PLC               3,630,489        3,278,064      0.6
                                      161,802      National Westminister Bank
                                                   PLC (Ordinary)                     1,770,515        2,447,112      0.4
                                                                                  -------------    -------------    ------
                                                                                     11,205,360       11,098,049      1.9

                  Broadcast--Media    122,200      British Sky Broadcasting
                                                   Group PLC                            878,374          905,561      0.1
                                      123,600      Carlton Communications PLC         1,025,565          944,038      0.2
                                                                                  -------------    -------------    ------
                                                                                      1,903,939        1,849,599      0.3

                  Building &          193,800      Hanson PLC                           993,495          982,458      0.2
                  Construction        483,500      Tarmac PLC                           953,628          936,457      0.1
                                                                                  -------------    -------------    ------
                                                                                      1,947,123        1,918,915      0.3

                  Chemicals            81,913      Imperial Chemical
                                                   Industries PLC                     1,250,068        1,208,511      0.2
                                      219,920      Inspec Group PLC                     643,151          825,968      0.1
                                                                                  -------------    -------------    ------
                                                                                      1,893,219        2,034,479      0.3

                  Closed-End Funds     23,000      Alliance Trust PLC                   939,253          923,771      0.2
                                      178,100      Scottish Invest Trust PLC            950,072          926,864      0.2
                                      172,800      Scottish Mortgage & Trust PLC        958,612          922,564      0.1
                                                                                  -------------    -------------    ------
                                                                                      2,847,937        2,773,199      0.5

                  Computer Services    35,567      Misys PLC                            437,604        1,006,353      0.2

                  Diversified         575,098      BTR PLC                            2,055,891        1,990,432      0.3
                                      205,900      Tomkins PLC                        1,149,129        1,043,798      0.2
                                                                                  -------------    -------------    ------
                                                                                      3,205,020        3,034,230      0.5

                  Food & Beverage     210,563      Allied Domecq PLC (Ordinary)       1,460,147        1,893,725      0.3
                                      178,681      Cadbury Schweppes PLC              1,432,048        1,850,747      0.3
                                                                                  -------------    -------------    ------
                                                                                      2,892,195        3,744,472      0.6

                  Food Processing     503,728      ASDA Group PLC                       921,549        1,355,285      0.2
                                      727,216      Unilever PLC                       4,529,560        5,716,647      1.0
                                                                                  -------------    -------------    ------
                                                                                      5,451,109        7,071,932      1.2

                  Foods               173,800      Booker PLC                           936,772          916,195      0.1
                                       93,200      Compass Group PLC                    990,423        1,111,329      0.2
                                                                                  -------------    -------------    ------
                                                                                      1,927,195        2,027,524      0.3

                  Gas Distribution      4,400      BG PLC                                19,863           21,046      0.0

                  Health & Personal   355,600      London International Group PLC       916,008          913,325      0.2

                  Leisure             228,700      Ladbroke Group PLC                 1,040,195        1,036,125      0.2

                  Metals & Mining      73,963      Rio Tinto PLC                      1,071,610          890,665      0.2

                  Oil & Related        99,700      British Petroleum Co. PLC          1,510,631        1,360,109      0.2
                                      157,000      Shell Transport & Trading
                                                   Co. PLC                            1,236,717        1,065,610      0.2
                                                                                  -------------    -------------    ------
                                                                                      2,747,348        2,425,719      0.4

                  Pharmaceuticals      56,100      Glaxo Wellcome PLC                 1,289,699        1,228,287      0.2
                                       59,300      SmithKline Beecham PLC               599,655          549,302      0.1
                                       13,800      Zeneca Group PLC                     482,299          439,273      0.1
                                                                                  -------------    -------------    ------
                                                                                      2,371,653        2,216,862      0.4

                  Publishing           85,500      Pearson PLC                        1,103,006        1,187,993      0.2

                  Real Estate         110,500      MEPC PLC                             997,658          993,796      0.2
                  Investment Trusts   155,900      Slough Estates PLC                   964,878          907,168      0.1
                                                                                  -------------    -------------    ------
                                                                                      1,962,536        1,900,964      0.3

                  Retail              290,697      Safeway PLC                        1,781,798        1,586,278      0.3
                                      138,379      W.H. Smith Group PLC                 845,618          899,604      0.1
                                                                                  -------------    -------------    ------
                                                                                      2,627,416        2,485,882      0.4

                  Steel               386,500      British Steel PLC                  1,048,178          899,929      0.2

                  Telecommuni-         61,300      British Telecommunications PLC       438,137          471,813      0.1
                  cations             207,516      Cable & Wireless PLC               1,429,157        1,880,302      0.3
                                                                                  -------------    -------------    ------
                                                                                      1,867,294        2,352,115      0.4

                  Tobacco             322,092      B.A.T. Industries PLC              2,741,157        2,885,926      0.5
                                      201,600      Gallaher Group PLC                   985,492        1,089,906      0.2
                                      158,700      Imperial Tobacco Group PLC           988,953        1,051,516      0.1
                                                                                  -------------    -------------    ------
                                                                                      4,715,602        5,027,348      0.8

                  Transportation      124,800      BAA PLC                            1,205,979        1,049,890      0.2

                  Utilities--         162,385      Energy Group PLC                   1,707,502        1,738,021      0.3
                  Electric            232,000      National Grid Group PLC            1,124,236        1,148,759      0.2
                                                                                  -------------    -------------    ------
                                                                                      2,831,738        2,886,780      0.5

                  Utilities--Water     59,647      Anglian Water PLC                    515,153          815,715      0.2
                                       69,700      Severn Trent PLC                   1,031,043        1,098,172      0.2
                                      195,267      United Utilities PLC               2,049,123        2,502,691      0.4
                                                                                  -------------    -------------    ------
                                                                                      3,595,319        4,416,578      0.8

                                                   Total Investments in the
                                                   United Kingdom                    68,482,465       71,904,010     12.3

                                                   Total Investments in Europe      213,380,016      228,222,043     39.0

LATIN
AMERICA

Argentina         Banking              13,560      Banco de Galicia y Buenos
                                                   Aires S.A. de C.V. (ADR) (a)         346,950          314,422      0.0
                                       33,052      Banco Frances del Rio de la
                                                   Plata S.A. (ADR) (a)                 816,220          890,338      0.2
                                                                                  -------------    -------------    ------
                                                                                      1,163,170        1,204,760      0.2

                  Oil & Related       309,197      Perez Companc S.A.                 1,704,558        2,202,364      0.4
                                       17,180      Yacimientos Petroliferos
                                                   Fiscales S.A. (YPF) (ADR) (a)        509,834          576,604      0.1
                                                                                  -------------    -------------    ------
                                                                                      2,214,392        2,778,968      0.5
                  Real Estate           4,500      IRSA Inversiones y
                                                   Representaciones S.A. (GDR) (c)      175,305          137,531      0.0

                  Telecommuni-         33,820      Telefonica de Argentina S.A.
                  cations                          (Class B) (ADR) (a)                1,215,243        1,118,174      0.2

                                                   Total Investments in Argentina     4,768,110        5,239,433      0.9



Merrill Lynch International Equity Fund, November 30, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
LATIN AMERICA                          Shares                                                        Value      Percent of
(concluded)       Industries            Held                Investments                Cost        (Note 1a)    Net Assets
Brazil            Beverages         4,038,960      Companhia Cervejaria Brahma
                                                   S.A. PN (Preferred)            $   1,972,801    $   2,676,375      0.5%

                  Oil & Gas         5,900,000      Petroleo Brasileiro S.A.--
                  Producers                        Petrobras (Preferred)              1,551,794        1,292,553      0.2

                  Telecommuni-         39,325      Telecomunicacoes Brasileiras
                  cations                          S.A.--Telebras (ADR) (a)           3,314,151        4,104,547      0.7

                  Utilities--          27,985      Companhia Energetica de
                  Electric                         Minas Gerais S.A. (CEMIG)
                                                   (ADR) (a)                            727,189        1,381,759      0.2
                                   35,500,000      Companhia Energetica de Minas
                                                   Gerais S.A. (CEMIG) (Preferred)    2,012,653        1,728,273      0.3
                                                                                  -------------    -------------    ------
                                                                                      2,739,842        3,110,032      0.5

                                                   Total Investments in Brazil        9,578,588       11,183,507      1.9

Chile             Telecommuni-         54,000      Compania de Telecomunicaciones
                  cations                          de Chile S.A. (ADR)(a)             1,799,761        1,461,375      0.2

                  Utilities--          66,000      Chilgener S.A. (ADR)(a)            1,789,597        1,650,000      0.3
                  Electric
                                                   Total Investments in Chile         3,589,358        3,111,375      0.5

Mexico            Beverages           223,900      Fomento Economico Mexicano,
                                                   S.A. de C.V. (Femsa) (Class B)     1,187,125        1,855,600      0.3

                  Building &          636,900      Empresas ICA Sociedad
                  Construction                     Controladora, S.A. de C.V.         1,544,145        1,668,903      0.3

                  Building            426,600    ++Cementos Mexicanos, S.A.
                  Products                         de C.V. (Cemex) (Class B)          1,755,508        2,105,704      0.4

                  Diversified         241,100      Alfa, S.A. de C.V. (Class A)       1,426,724        1,815,963      0.3

                  Health & Personal    64,650      Kimberly-Clark de Mexico,
                                                   S.A. de C.V. (ADR) (a)             1,173,629        1,389,975      0.2

                  Multi-Industry      315,800      Grupo Carso, S.A. de C.V. 'A1'     1,566,894        2,059,147      0.4

                  Telecommuni-        538,300      Carso Global Telecom, S.A.
                  cations                          de C.V. 'A1'                       1,953,582        1,935,387      0.3
                                      890,000      Telefonos de Mexico, S.A.
                                                   de C.V. (Series L)                 1,980,638        2,223,644      0.4
                                                                                  -------------    -------------    ------
                                                                                      3,934,220        4,159,031      0.7

                                                   Total Investments in Mexico       12,588,245       15,054,323      2.6

                                                   Total Investments in
                                                   Latin America                     30,524,301       34,588,638      5.9

NORTH
AMERICA

Canada            Building Products   410,000      Noranda Forest, Inc.               3,010,830        2,232,645      0.4

                  Metals & Mining      89,219      Alcan Aluminium Ltd.               3,101,152        2,409,980      0.4
                                      129,000      Barrick Gold Corp.                 2,922,974        2,116,463      0.4
                                      279,000      Noranda, Inc.                      5,952,644        4,685,287      0.8
                                                                                  -------------    -------------    ------
                                                                                     11,976,770        9,211,730      1.6

                  Miscellaneous        48,000      MSCI Canada Opals (Class B)        7,565,827        7,279,200      1.3

                  Oil & Gas           255,700      Ranger Oil Ltd.                    2,417,066        1,787,672      0.3
                  Producers

                  Telecommuni-         12,000      BC Telecom, Inc.                     313,560          311,130      0.1
                  cations

                  Transportation      139,800      Canadian Pacific Ltd.              4,294,873        3,949,290      0.6

                                                   Total Investments in
                                                   North America                     29,578,926       24,771,667      4.3

PACIFIC
BASIN

Australia         Auto--Related       306,200    ++Orbital Engine Corporation Ltd.      202,196          163,459      0.0

                  Banking             256,000      Australia and New Zealand
                                                   Banking Group Ltd.                 1,577,793        1,759,072      0.3
                                       23,100      Commonwealth Bank of Australia       273,955          274,313      0.0
                                      293,000      National Australia Bank Ltd.       3,842,092        3,884,251      0.7
                                      366,900      Westpac Banking Corporation Ltd.   2,155,835        2,307,667      0.4
                                                                                  -------------    -------------    ------
                                                                                      7,849,675        8,225,303      1.4

                  Beverages             6,700      Foster's Brewing Group Ltd.           14,192           12,427      0.0

                  Broadcast Media      90,400      Seven Network Ltd.                   353,321          331,003      0.1

                  Building &          112,800      James Hardie Industries Ltd.         348,129          322,697      0.1
                  Construction

                  Building Products   476,775      Boral Ltd.                         1,471,675        1,207,328      0.2
                                      442,500      CSR Ltd.                           1,702,598        1,453,666      0.2
                                                                                  -------------    -------------    ------
                                                                                      3,174,273        2,660,994      0.4

                  Closed-End Funds    103,200      Franked Income Fund (Units)          307,049          316,423      0.1

                  Commercial           74,000      Mayne Nickless Ltd.                  421,833          385,413      0.1
                  Services

                  Diversified          58,400      Email Ltd.                           205,257          129,100      0.0
                                       44,600      Smith (Howard) Ltd.                  355,716          347,976      0.1
                                       63,000      Southcorp Ltd.                       215,581          194,459      0.0
                                       45,100      Wesfarmers Ltd.                      404,120          373,484      0.1
                                                                                  -------------    -------------    ------
                                                                                      1,180,674        1,045,019      0.2

                  Food & Beverage     117,001      Coca-Cola Amatil, Ltd.               710,460          872,983      0.1

                  Foods                46,900      Arnotts Ltd.                         313,350          318,416      0.1
                                      112,400      Burns, Philp & Company Ltd.          205,483           23,078      0.0
                                       40,900      Foodland Associated Ltd.             312,023          307,912      0.1
                                       15,000      Goodman Fielder Ltd.                  21,015           22,585      0.0
                                      146,487      National Foods Ltd.                  207,173          216,552      0.0
                                                                                  -------------    -------------    ------
                                                                                      1,059,044          888,543      0.2

                  Hotels              321,000      AAPC Ltd.                            204,570          107,649      0.0

                  Investment          108,700      Australian Foundation
                  Management                       Investment Company Ltd.              199,151          186,730      0.0

                  Media               193,496      The News Corp., Ltd. (Preferred)     854,983          943,157      0.2

                  Metals & Mining      71,000      Aberfoyle Ltd.                       199,927          123,911      0.0
                                      144,000      Ashton Mining Ltd.                   200,569          133,047      0.0
                                       85,800      Comalco Ltd.                         360,009          330,602      0.1
                                       81,700      Metal Manufactures Ltd.              199,358          109,035      0.0
                                       79,500      Newcrest Mining Ltd.                 200,819           79,438      0.0
                                      351,400      Normandy Mining Ltd.                 377,750          303,028      0.0
                                       62,200      Plutonic Resources Ltd.              198,444           90,673      0.0
                                      163,400      QCT Resources Ltd.                   199,493          129,612      0.0



Merrill Lynch International Equity Fund, November 30, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
PACIFIC BASIN                          Shares                                                        Value      Percent of
(continued)       Industries            Held                Investments                Cost        (Note 1a)    Net Assets
Australia         Metals & Mining      53,300      RGC Ltd.                       $     198,386    $      78,429      0.0%
(concluded)       (concluded)         405,500      Rio Tinto Ltd.                     6,225,724        4,468,140      0.8
                                      294,000      WMC Ltd.                           1,869,153          942,686      0.2
                                                                                  -------------    -------------    ------
                                                                                     10,229,632        6,788,601      1.1

                  Oil & Gas            58,800      Australian Gas Light Co., Ltd.       388,634          396,391      0.1
                  Producers           124,000      Australian Oil & Gas
                                                   Corporation Ltd.                     203,609          157,001      0.0
                                      136,000      Woodside Petroleum Ltd.              989,076          977,230      0.2
                                                                                  -------------    -------------    ------
                                                                                      1,581,319        1,530,622      0.3

                  Packaging &         338,500      Amcor Ltd.                         2,215,472        1,517,435      0.3
                  Containers

                  Pharmaceuticals      59,600      F.H. Faulding & Co. Ltd.             289,344          299,808      0.0

                  Property            104,041      Lend Lease Corp.                   1,624,348        2,129,049      0.4

                  Publishing           71,500      PMP Communications Ltd.              166,993          144,357      0.0

                  Real Estate         110,100      Capital Property Trust               199,840          172,557      0.0
                  Investment Trusts    77,400      Stockland Trust Group                200,893          190,595      0.0
                                        2,855      Stockland Trust Group
                                                   (New Shares)                           7,331            6,643      0.0
                                      100,500      Westfield Holdings Ltd.              405,646          388,619      0.1
                                                                                  -------------    -------------    ------
                                                                                        813,710          758,414      0.1

                  Resources           125,342      Broken Hill Proprietary Co.        1,652,396        1,152,080      0.2

                  Retail              122,600      Coles Myer Ltd.                      616,707          604,134      0.1

                  Steel               173,000      Australian National
                                                   Industries Ltd.                      204,471          155,106      0.0

                  Telecommuni-        193,000    ++Telstra Corp. Ltd.                   367,872          363,245      0.1
                  cations

                  Transportation      120,100      Brambles Industries Ltd.           2,284,747        2,302,076      0.4

                                                   Total Investments in Australia    38,926,561       34,206,727      5.9

Hong Kong         Airlines            570,000      Cathay Pacific Airways               879,874          497,749      0.1

                  Banking             196,000      Dao Heng Bank Group Ltd.             924,947          464,022      0.1
                                      112,200      HSBC Holdings PLC                  1,724,207        2,707,095      0.4
                                      122,400      Hang Seng Bank Ltd.                1,356,383        1,076,768      0.2
                                                                                  -------------    -------------    ------
                                                                                      4,005,537        4,247,885      0.7

                  Conglomerates       227,325      Hutchison Whampoa Ltd.             1,285,072        1,514,559      0.3

                  Diversified         315,000      Citic Pacific Ltd.                 1,706,032        1,255,142      0.2
                                      187,500      Swire Pacific Ltd. (Class A)       1,546,403          938,737      0.1
                                      581,500      Swire Pacific Ltd. (Class B)         766,292          552,928      0.1
                                                                                  -------------    -------------    ------
                                                                                      4,018,727        2,746,807      0.4

                  Foods             2,154,000      C.P. Pokphand Co. Ltd.               748,591          390,126      0.1

                  Property            227,000      Cheung Kong (Holdings) Ltd.        1,628,621        1,600,494      0.3
                                      242,000      Great Eagle Holdings Ltd.            717,303          363,166      0.0
                                       48,400      Great Eagle Holdings Ltd.
                                                   (Warrants) (b)                             0           17,532      0.0
                                      586,000      Henderson Investment Ltd.            604,973          462,444      0.1
                                      210,000      Henderson Land Development
                                                   Co. Ltd.                           1,734,865        1,037,802      0.2
                                      183,000      New World Development Co. Ltd.     1,007,002          678,278      0.1
                                      135,000      Sun Hung Kai Properties Ltd.       1,447,923        1,030,428      0.2
                                      314,000      Wharf (Holdings) Ltd.              1,184,658          639,797      0.1
                                                                                  -------------    -------------    ------
                                                                                      8,325,345        5,829,941      1.0

                  Telecommuni-         41,800    ++China Telecom (Hong Kong)
                  cations                          Ltd. (ADR) (a)                     1,347,477        1,410,750      0.2
                                    1,759,200      Hong Kong Telecommunications
                                                   Ltd.                               3,011,513        3,345,525      0.6
                                                                                  -------------    -------------    ------
                                                                                      4,358,990        4,756,275      0.8

                  Utilities--         523,000      China Light and Power Co. Ltd.     2,382,158        2,638,749      0.5
                  Electric            214,000      Hong Kong Electric Holdings Ltd.     746,766          723,964      0.1
                                                                                  -------------    -------------    ------
                                                                                      3,128,924        3,362,713      0.6

                  Utilities--Gas    1,247,000      Hong Kong and China Gas
                                                   Co. Ltd.                           2,043,031        2,242,400      0.4

                                                   Total Investments in Hong Kong    28,794,091       25,588,455      4.4

Japan             Automobiles         813,000      Mitsubishi Motors Corp.            5,881,904        2,790,705      0.5
                                      114,000      Toyota Motor Corp.                 3,104,108        3,287,774      0.5
                                                                                  -------------    -------------    ------
                                                                                      8,986,012        6,078,479      1.0

                  Banking             185,000      Fuji Bank Ltd.                     2,251,555          993,143      0.2
                                    7,500,000      Japanese Bank Knock Out
                                                   (Warrants) (b)                     7,736,250        6,952,500      1.2
                                      425,000      Mitsubishi Trust and
                                                   Banking Corp.                      4,518,738        5,662,226      1.0
                                      390,000      Sakura Bank Ltd.                   2,790,344        1,363,166      0.2
                                                                                  -------------    -------------    ------
                                                                                     17,296,887       14,971,035      2.6

                  Broadcast--Media     27,000      Nippon Broadcasting System Inc.    2,037,206        1,354,232      0.2

                  Building &          420,000      Nishimatsu Construction Co. Ltd.   2,133,233        1,688,558      0.3
                  Construction

                  Capital Goods       808,000      Mitsubishi Heavy
                                                   Industries, Ltd.                   6,649,674        3,178,809      0.5

                  Chemicals           560,000      Kaneka Corp.                       2,869,635        3,212,539      0.5
                                      191,000      Shin-Etsu Chemical Co., Ltd.       3,494,847        4,535,502      0.8
                                                                                  -------------    -------------    ------
                                                                                      6,364,482        7,748,041      1.3

                  Electric            220,000      Taihei Dengyo Kaisha, Ltd.         5,020,707          732,759      0.1
                  Construction

                  Electrical          347,000      Anritsu Corp.                      4,003,623        3,671,238      0.6
                  Equipment           450,000      Fujikura Ltd.                      3,474,564        3,240,987      0.5
                                       92,000      Murata Manufacturing Co., Ltd.     3,154,267        2,761,442      0.5
                                      380,000      NEC Corporation                    4,738,711        4,020,376      0.7
                                       40,000      Rohm Co., Ltd.                     2,236,748        3,949,843      0.7
                                      362,000      Sharp Corporation                  5,603,967        2,422,790      0.4
                                                                                  -------------    -------------    ------
                                                                                     23,211,880       20,066,676      3.4

                  Electronics          57,400      Advantest Corp.                    2,941,343        3,972,116      0.7
                                      497,000      Hitachi Ltd.                       4,597,191        3,524,961      0.6
                                      278,000      Pioneer Electronic Corp.           4,950,444        4,836,677      0.8
                                       60,700      Sony Corp.                         4,410,154        5,185,188      0.9
                                                                                  -------------    -------------    ------
                                                                                     16,899,132       17,518,942      3.0

                  Financial            72,000      Jafco Co., Ltd.                    4,066,033        2,567,398      0.4
                  Services

                  Glass               508,000      Asahi Glass Co., Ltd.              4,506,452        3,244,671      0.6


Merrill Lynch International Equity Fund, November 30, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
PACIFIC BASIN                          Shares                                                        Value      Percent of
(continued)       Industries            Held                Investments                Cost        (Note 1a)    Net Assets
Japan             Machinery           375,000      Daifuku Co., Ltd.              $   4,945,520    $   2,321,708      0.4%
(concluded)                           780,000      NSK Ltd.                           4,515,521        3,233,699      0.6
                                                                                  -------------    -------------    ------
                                                                                      9,461,041        5,555,407      1.0

                  Manufacturing       430,000      Dainippon Screen
                                                   Manufacturing Co., Ltd.            3,372,153        2,524,060      0.4
                                      367,000      Ube Industries Ltd.                1,070,903          661,520      0.1
                                                                                  -------------    -------------    ------
                                                                                      4,443,056        3,185,580      0.5

                  Office Equipment    274,000      Ricoh Co., Ltd.                    3,290,416        3,306,897      0.6

                  Packaging &           3,000      Toyo Seikan Kaisha, Ltd.              93,627           50,078      0.0
                  Containers

                  Paper & Forest      571,000      Oji Paper Co., Ltd.                3,710,043        2,376,183      0.4
                  Products

                  Pharmaceuticals     475,000      Fujisawa Pharmaceutical
                                                   Co., Ltd.                          4,367,310        4,429,859      0.8
                                      184,000      Taisho Pharmaceutical
                                                   Co., Ltd.                          3,604,125        4,614,420      0.8
                                                                                  -------------    -------------    ------
                                                                                      7,971,435        9,044,279      1.6

                  Real Estate         284,000      Mitsubishi Estate Co., Ltd.        3,273,551        3,294,044      0.6
                                      401,000      Mitsui Fudosan Co., Ltd.           4,157,404        4,242,555      0.7
                                                                                  -------------    -------------    ------
                                                                                      7,430,955        7,536,599      1.3

                  Retail              110,000      Isetan Co., Ltd.                   1,216,338          625,000      0.1
                                       97,000      Ito-Yokado Co., Ltd.               5,415,075        4,378,683      0.8
                                      370,000      Takashimaya Co.                    3,885,286        2,957,680      0.5
                                      120,000      Uny Co., Ltd.                      1,991,583        1,768,025      0.3
                                                                                  -------------    -------------    ------
                                                                                     12,508,282        9,729,388      1.7

                  Steel             1,561,000      Kawasaki Steel Corp.               4,179,147        2,569,044      0.4
                                    1,891,000      Nippon Steel Corp.                 5,069,989        3,497,461      0.6
                                                                                  -------------    -------------    ------
                                                                                      9,249,136        6,066,505      1.0

                  Telecommuni-            727      DDI Corp.                          4,400,795        2,222,022      0.4
                  cations             175,000      Uniden Corporation                 2,438,638        1,782,915      0.3
                                                                                  -------------    -------------    ------
                                                                                      6,839,433        4,004,937      0.7

                  Textiles          1,061,000      Teijin Ltd.                        4,224,189        2,785,541      0.5

                  Tire & Rubber       184,000      Bridgestone Corporation            3,348,443        3,994,357      0.7

                  Tobacco                 625      Japan Tobacco, Inc.                4,041,588        4,785,462      0.8

                  Trading             654,000      Mitsui & Co.                       4,795,072        4,546,223      0.8
                                    1,274,000      Nissho Iwai Corp.                  4,454,051        4,063,621      0.7
                                                                                  -------------    -------------    ------
                                                                                      9,249,123        8,609,844      1.5

                  Transportation      725,000      Nippon Express Co., Ltd.           4,283,642        3,795,455      0.6
                                      500,000      Tobu Railway Co., Ltd.             2,416,593        1,743,730      0.3
                                      800,000      Tokyu Corp.                        4,912,056        3,416,928      0.6
                                                                                  -------------    -------------    ------
                                                                                     11,612,291        8,956,113      1.5

                                                   Total Investments in Japan       194,644,756      159,136,770     27.2

Malaysia          Agricultural        313,000      IOI Corporation BHD                  394,904          159,822      0.0
                  Operations

                  Airlines            341,900      Malaysian Airline System BHD         787,787          253,041      0.1

                  Automobiles          77,000      Edaran Otomobil Nasional BHD         543,478          178,916      0.0
                                      194,000      Perusahaan Otomobil Nasional BHD     780,641          261,560      0.1
                                                                                  -------------    -------------    ------
                                                                                      1,324,119          440,476      0.1

                  Banking              66,000      Malayan Banking BHD                  524,142          169,449      0.1

                  Chemicals            30,000      Malaysian Oxygen BHD                 152,864           77,453      0.0

                  Diversified         457,000      Berjaya Group BHD                    467,652          159,937      0.1
                                      126,500      Malayan United Industries BHD         93,728           35,562      0.0
                                      222,000      Multi-Purpose Holdings BHD           244,595           87,246      0.0
                                       46,500      Sime Darby BHD                       141,230           46,687      0.0
                                       77,000      United Engineers (Malaysia) Ltd.     541,520           71,566      0.0
                                       66,000      YTL Corporation BHD                  261,830           64,372      0.0
                                       33,000      YTL Corporation BHD (Class A)              0           30,671      0.0
                                                                                  -------------    -------------    ------
                                                                                      1,750,555          496,041      0.1

                  Financial           205,000    ++Idris Hydraulic (Malaysia) BHD       233,818           58,807      0.0
                  Services

                  Foods                24,000      Nestle (Malaysia) BHD                185,302          123,236      0.0

                  Forest Products     109,000      Lingui Development BHD               188,914           53,781      0.0

                  Leisure              48,500      Berjaya Sports Toto BHD              192,778          106,433      0.0

                  Telecommuni-         76,800      Telekom Malaysia BHD                 236,353          171,842      0.0
                  cations

                  Utilities--          85,000      Tenaga Nasional BHD                  284,239          158,491      0.0
                  Electric

                                                   Total Investments in Malaysia      6,255,775        2,268,872      0.4

New Zealand       Beverages           120,000      DB Group Ltd.                        178,681          181,222      0.0

                  Chemicals            72,900      Fernz Corporation Ltd.               207,719          206,704      0.0

                  Diversified       1,000,000      Brierley Investments Ltd.            713,677          708,860      0.1

                  Electronics          69,000      PDL Holdings Ltd.                    340,434          344,506      0.1

                  Finance           2,680,700      Wrightson Ltd.                     2,005,639        1,272,335      0.2

                  Forestry          3,130,000      Fletcher Challenge Forests         4,303,655        2,874,705      0.5

                  Investment          422,500      Infrastructure & Utilities           294,896          247,408      0.1
                  Companies                        NZ Ltd.

                  Leisure              30,000      Tourism Holdings Ltd.                 40,407           23,115      0.0

                  Publishing           20,000      Independent Newspapers Ltd.          112,216          109,103      0.0

                  Restaurants         100,000    ++Restaurant Brands
                                                   New Zealand Ltd.                     144,699          126,362      0.0

                  Retail              120,000      Hallenstein Glasson Holdings Ltd.    177,276          156,812      0.0

                  Textiles            577,500      Lane Walker Rudkin
                                                   Industries, Ltd.                     630,520          473,441      0.1

                                                   Total Investments in
                                                   New Zealand                        9,149,819        6,724,573      1.1


Singapore         Airlines            140,000      Singapore Airlines Ltd.
                                                   'Foreign'                          1,202,318          914,688      0.2

                  Auto & Truck        120,800      Inchcape BHD                         440,982          323,287      0.1

                  Beverages            98,000      Fraser & Neave Ltd. (Ordinary)       709,035          489,446      0.1

                  Publishing           19,000      Singapore Press Holdings Ltd.
                                                   'Foreign'                            383,583          260,209      0.0



Merrill Lynch International Equity Fund, November 30, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
PACIFIC BASIN                          Shares                                                        Value      Percent of
(concluded)       Industries            Held                Investments                Cost        (Note 1a)    Net Assets
Singapore         Real Estate         133,000      City Developments Ltd.         $   1,263,609     $    655,893      0.1%
(concluded)       Investment Trusts   181,000      DBS Land Ltd.                        595,297          308,148      0.1
                                       91,000      Singapore Land Ltd.                  427,569          267,546      0.0
                                      763,000      United Industrial
                                                   Corporation Ltd.                     575,993          359,499      0.1
                                      145,000      Wing Tai Holdings Ltd.               434,232          186,738      0.0
                                                                                  -------------    -------------    ------
                                                                                      3,296,700        1,777,824      0.3

                  Shipbuilding        342,000      Keppel Corporation Ltd.            1,483,483        1,160,196      0.2

                  Steel               343,000      NatSteel Ltd.                        901,687          724,011      0.1

                                                   Total Investments in Singapore     8,417,788        5,649,661      1.0

South Korea       Electronics           6,700      Samsung Electronics
                                                   (GDR) (c) (e)                        402,000          147,400      0.0

                  Telecommuni-        154,393      SK Telecom Co. Ltd. (ADR) (a)      2,561,162          916,708      0.2
                  cations

                  Utilities--          67,880      Korea Electric Power Corp.         2,753,162          766,153      0.1
                  Electric
                                                   Total Investments in
                                                   South Korea                        5,716,324        1,830,261      0.3

                                                   Total Investments in the
                                                   Pacific Basin                    291,905,114      235,405,319     40.3

SOUTHEAST
ASIA

India             Auto & Truck         32,500      Mahindra & Mahindra Ltd.             400,126          284,058      0.0
                                       82,400      Tata Engineering &
                                                   Locomotive Co. Ltd.                1,057,491          672,042      0.1
                                                                                  -------------    -------------    ------
                                                                                      1,457,617          956,100      0.1

                  Banking             169,100      State Bank of India                1,213,200          966,286      0.2

                  Chemicals           100,300      Indian Petrochemicals
                                                   Corporation Ltd.                     397,090          179,107      0.0
                                      279,000      Reliance Industries Ltd.           1,420,687        1,150,422      0.2
                                      225,700      Tata Chemicals Ltd.                1,144,588          866,160      0.1
                                                                                  -------------    -------------    ------
                                                                                      2,962,365        2,195,689      0.3

                  Cosmetics &          55,800      Reckitt & Coleman of India Ltd.      479,729          518,505      0.1
                  Toiletries

                  Diversified          47,600      Hindustan Lever Ltd.               1,845,442        1,719,782      0.3

                  Electrical           67,900      Bharat Heavy Electricals
                  Equipment                        Ltd. (BHEL)                          739,463          600,077      0.1

                  Financial Services    1,359      Industrial Credit & Investment
                                                   Corporation of India Ltd.              4,205            2,559      0.0

                  Hotels               30,700      East India Hotels Ltd.
                                                   (GDR) (c) (e)                        588,417          376,075      0.1

                  Metals & Mining      25,600      Hindalco Industries Ltd.             673,996          551,896      0.1

                  Oil & Related        77,500      Hindustan Petroleum
                                                   Corporation Ltd.                     981,054          955,162      0.2

                  Pharmaceuticals      22,200      Ranbaxy Laboratories Ltd.            405,992          408,970      0.1

                  Real Estate             311      Housing Development Finance
                                                   Corp., Ltd.                           25,978           24,125      0.0

                  Steel             1,432,400      Steel Authority of India Ltd.        830,064          465,065      0.1
                                      126,000      Tata Iron and Steel Co. Ltd.         675,065          425,455      0.1
                                                                                  -------------    -------------    ------
                                                                                      1,505,129          890,520      0.2

                  Telecommuni-        199,900      Mahanagar Telephone Nigam Ltd.     1,638,364        1,189,016      0.2
                  cations

                  Tobacco              89,400      ITC Ltd.                           1,298,486        1,346,805      0.2

                  Utilities--          12,900      Bombay Suburban Electric
                  Electric                         Supply Co. Ltd. (GDR) (c)            263,890          174,150      0.0

                                                   Total Investments in India        16,083,327       12,875,717      2.2

Indonesia         Auto & Truck        406,000      P.T. Astra International Inc.        893,271          212,215      0.0

                  Banking           3,047,000      P.T. Bank Internasional
                                                   Indonesia                          2,461,248          398,164      0.1

                  Foods               546,000      P.T. Indofood Sukses Makmur        1,277,715          360,495      0.0

                  Telecommuni-      1,469,000      P.T. Telekomunikasi Indonesia      2,514,069        1,081,038      0.2
                  cations              40,500      P.T. Telekomunikasi Indonesia
                                                   (ADR) (a)                          1,313,769          592,312      0.1
                                                                                  -------------    -------------    ------
                                                                                      3,827,838        1,673,350      0.3

                                                   Total Investments in Indonesia     8,460,072        2,644,224      0.4

                                                   Total Investments in
                                                   Southeast Asia                    24,543,399       15,519,941      2.6

SHORT-TERM                             Face
SECURITIES                            Amount

                  Commercial  US$  12,394,000      General Motors Acceptance Corp.,
                  Paper*                           5.75% due 12/01/1997              12,390,041       12,390,041      2.1

                                                   Total Investments in
                                                   Commercial Paper                  12,390,041       12,390,041      2.1

                  US Government                    United States Treasury Bills (d):
                  Obligations*      1,000,000         4.65% due 12/04/1997              999,354          999,580      0.2
                                    2,000,000         4.73% due 12/04/1997            1,998,686        1,999,160      0.3
                                    1,000,000         4.82% due 12/04/1997              999,331          999,580      0.2
                                    3,000,000         4.91% due 12/04/1997            2,997,954        2,998,740      0.5

                                                   Total Investments in
                                                   US Government Obligations          6,995,325        6,997,060      1.2

                                                   Total Investments in
                                                   Short-Term Securities             19,385,366       19,387,101      3.3

OPTIONS                  Nominal Value Covered                                         Premiums
PURCHASED                 by Options Purchased                Issue                      Paid

                  Call Options     51,386,053      Kopsi 200, expiring October
                  Purchased                        1998 at US$.078873                   513,860            5,138      0.0
                                    3,469,627      Thailand Index, expiring April
                                                   1998 at US$1.9838 (European
                                                   Options)                             520,444              347      0.0
                                                                                  -------------    -------------    ------
                                                                                      1,034,304            5,485      0.0

                  Currency         11,000,000      German Deutschemark, expiring
                  Put Options                      February 1998 at DM1.95               74,250           12,100      0.0
                  Purchased        28,000,000      Japanese Yen, expiring February
                                                   1998 at YEN 120                      418,600        1,514,800      0.3

                                                                                        492,850        1,526,900      0.3
                  Put Options       9,218,540      Nikkei 225 Index, expiring
                  Purchased                        January 1998 at YEN 15,000           228,412          228,412      0.0

                                                   Total Options Purchased            1,755,566        1,760,797      0.3

                                                   Total Investments                632,063,459      578,018,961     98.8



Merrill Lynch International Equity Fund, November 30, 1997

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
OPTIONS                 Nominal Value Covered                                        Premiums         Value     Percent of
WRITTEN                    by Options Written                  Issue                 Received       (Note 1a)   Net Assets
                  Put Options      51,386,053      Kopsi 200, expiring October
                  Written                          1998 at US$.078873             $    (513,861)   $  (2,029,749)    (0.3)%
                                    3,469,627      Thailand Index, expiring
                                                   April 1998 at US$1.9838
                                                   (European Options)                  (520,444)      (4,451,532)    (0.8)

                                                   Total Options Written             (1,034,305)      (6,481,281)    (1.1)

                  Total Investments, Net of Options Written                       $ 631,029,154      571,537,680     97.7
                                                                                  =============
                  Variation Margin on Financial Futures Contracts**                                   (1,852,521)    (0.3)

                  Unrealized Appreciation on Forward Foreign Exchange Contracts***                       190,954      0.0

                  Other Assets Less Liabilities                                                       14,935,151      2.6
                                                                                                   -------------    ------
                  Net Assets                                                                       $ 584,811,264    100.0%
                                                                                                   =============    ======


               (a)American Depositary Receipts (ADR).
               (b)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
               (c)Global Depositary Receipts (GDR).
               (d)Securities held as collateral in connection with open futures contracts.
               (e)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
                ++Non-income producing security.
                 *Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

                **Financial futures contracts purchased as of November 30, 1997 were as follows:
                  Number of                               Expiration        Value
                  Contracts    Issue        Exchange         Date      (Notes 1a & 1c)
                      55      FTSE 100       LIFFE      December 1997    $11,266,245
                                                                         -----------
                  Total Financial Futures Contracts Purchased
                  (Total Contract Price--$11,215,756)                    $11,266,245
                                                                         ===========

                  Financial futures contracts sold as of November 30, 1997 were as follows:
                  Number of                               Expiration        Value
                  Contracts    Issue        Exchange         Date      (Notes 1a & 1c)
                     197    CAC 40 Index      CAC       December 1997    $19,110,919
                     147     DAX Index        DTB       December 1997     33,228,767
                      70    Nikkei Index      SMX       December 1997      4,572,492
                      55    Nikkei Index      CME       December 1997      4,562,250
                                                                         -----------
                  Total Financial Futures Contracts Sold
                  (Total Contract Price--$61,468,698)                    $61,474,428
                                                                         ===========

               ***Forward foreign exchange contracts as of November 30, 1997 were as follows:
                                                                  Unrealized Appreciation
                  Foreign Currency                    Expiration       (Depreciation)
                  Sold                                   Date            (Note 1c)
                  DM                 6,916,082      December 1997       $    (7,552)
                  POUND STERLING     8,827,909       January 1998           (98,228)
                  YEN            1,385,437,500       January 1998           296,734
                                                                        -----------
                  Total Unrealized Appreciation--Net on
                  Forward Foreign Exchange Contracts
                  (US$ Commitment--$29,895,248)                         $   190,954
                                                                        ===========




                  See Notes to Financial Statements.


PORTFOLIO INFORMATION


Worldwide
Investments as of
November 30, 1997

                                        Percent of
Ten Largest Equity Holdings             Net Assets

MSCI Canada Opals (Class B)                 1.3%
Japanese Bank Knock Out
  (Warrants)                                1.2
Unilever PLC                                1.0
Mitsubishi Trust and Banking Corp.          1.0
Sony Corp.                                  0.9
Nedcor Ltd. (GDR)                           0.9
Pioneer Electronic Corp.                    0.8
Japan Tobacco, Inc.                         0.8
Noranda, Inc.                               0.8
Montedison S.p.A.                           0.8


                                       Percent of
Ten Largest Countries                  Net Assets

Japan                                      27.2%
United Kingdom                             12.3
France                                      8.9
Germany                                     7.8
Australia                                   5.9
Hong Kong                                   4.4
Canada                                      4.3
South Africa                                2.8
Mexico                                      2.6
Italy                                       2.5


                                        Percent of
Geographical Asset Mix*                 Net Assets

Japan                                      27.2%
Europe (Ex-United Kingdom
  and Ireland)                             26.6
Pacific Basin (Ex-Japan)                   13.1
United Kingdom and Ireland                 12.4
Other Emerging Markets                     11.6
North America                               4.3
Cash                                        3.3

[FN]
*Percent of net assets may not equal 100% and excludes the impact of futures and options.



Ten Largest Industries                 Percent of
(Equity Investments)                   Net Assets

Banking                                    10.2%
Telecommunications                          6.4
Chemicals                                   5.1
Diversified                                 4.4
Electronics                                 4.0
Electrical Equipment                        3.5
Metals & Mining                             3.2
Insurance                                   3.1
Pharmaceuticals                             2.9
Transportation                              2.8


Financial Futures Contracts
                                                           Percent of
Country                Issue              Exchange         Net Assets

United Kingdom        FTSE 100             LIFFE              1.9%
Germany              DAX Index              DTB              (5.7)
France              CAC 40 Index            CAC              (3.2)
Japan               Nikkei Index            SMX              (0.8)
Japan               Nikkei Index            CME              (0.8)
                                                            ------
                                                             (8.6)%
                                                            ======


Merrill Lynch International Equity Fund, November 30, 1997

STATEMENT OF ASSETS ANDLIABILITIES
                    As of November 30, 1997
Assets:             Investments, at value (identified cost--$630,307,893) (Note 1a)                        $ 576,258,164
                    Unrealized appreciation on forward foreign exchange contracts (Note 1c)                      190,954
                    Options purchased, at value (cost--$1,755,566) (Notes 1a & 1c)                             1,760,797
                    Foreign cash (Note 1b)                                                                    21,616,634
                    Cash                                                                                          10,899
                    Receivables:
                      Securities sold                                                     $   4,403,572
                      Dividends                                                               1,703,325
                      Beneficial interest sold                                                  129,665
                      Forward foreign exchange contracts (Note 1c)                              118,697        6,355,259
                                                                                          -------------
                    Deferred organization expenses (Note 1f)                                                      29,541
                    Prepaid registration fees and other assets (Note 1f)                                          52,738
                                                                                                           -------------
                    Total assets                                                                             606,274,986
                                                                                                           -------------

Liabilities:        Options written, at value (premiums received--$1,034,305)
                    (Notes 1a & 1c)                                                                            6,481,281
                    Payables:
                      Securities purchased                                                    2,302,727
                      Beneficial interest redeemed                                            1,863,140
                      Variation margin (Note 1c)                                              1,852,521
                      Distributor (Note 2)                                                      381,317
                      Forward foreign exchange contracts (Note 1c)                              368,067
                      Investment adviser (Note 2)                                               349,324
                      Options purchased (Notes 1a & 1c)                                         228,412        7,345,508
                                                                                          -------------
                    Accrued expenses and other liabilities                                                     7,636,933
                                                                                                           -------------
                    Total liabilities                                                                         21,463,722
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 584,811,264
                                                                                                           =============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                  $     323,920
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      3,990,176
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        183,172
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        849,950
                    Paid-in capital in excess of par                                                         539,645,715
                    Accumulated investment loss--net                                                             (77,423)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        99,437,439
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                                               (59,541,685)
                                                                                                           -------------
                    Net assets                                                                             $ 584,811,264
                                                                                                           =============
Net Asset           Class A--Based on net assets of $35,954,964 and 3,239,201
                             shares of beneficial interest outstanding                                     $       11.10
                                                                                                           =============
Value:              Class B--Based on net assets of $434,850,711 and 39,901,755
                             shares of beneficial interest outstanding                                     $       10.90
                                                                                                           =============
                    Class C--Based on net assets of $19,707,362 and 1,831,724
                             shares of beneficial interest outstanding                                     $       10.76
                                                                                                           =============
                    Class D--Based on net assets of $94,298,227 and 8,499,494
                             shares of beneficial interest outstanding                                     $       11.09
                                                                                                           =============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 1997
Investment Income   Dividends (net of $413,740 foreign withholding tax)                                    $   5,571,777
(Notes 1d & 1e):    Interest and discount earned                                                               1,645,587
                                                                                                           -------------
                    Total income                                                                               7,217,364
                                                                                                           -------------

Expenses:           Investment advisory fees (Note 2)                                                          2,725,094
                    Account maintenance and distribution fees--Class B (Note 2)                                2,724,000
                    Transfer agent fees--Class B (Note 2)                                                        613,386
                    Custodian fees                                                                               432,546
                    Account maintenance fees--Class D (Note 2)                                                   142,961
                    Account maintenance and distribution fees--Class C (Note 2)                                  118,941
                    Transfer agent fees--Class D (Note 2)                                                        112,706
                    Accounting services (Note 2)                                                                  97,131
                    Printing and shareholder reports                                                              89,075
                    Registration fees (Note 1f)                                                                   44,176
                    Transfer agent fees--Class A (Note 2)                                                         43,168
                    Professional fees                                                                             39,972
                    Transfer agent fees--Class C (Note 2)                                                         27,749
                    Trustees' fees and expenses                                                                   18,532
                    Amortization of organization expenses (Note 1f)                                               12,404
                    Pricing fees                                                                                  11,937
                    Other                                                                                         41,009
                                                                                                           -------------
                    Total expenses                                                                             7,294,787
                                                                                                           -------------
                    Investment loss--net                                                                         (77,423)
                                                                                                           -------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                    $  68,987,943
(Loss) on             Foreign currency transactions--net                                        162,986       69,150,929
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                     (152,530,454)
(Notes 1b, 1c,        Foreign currency transactions--net                                         13,777     (152,516,677)
1e & 3):                                                                                  -------------    -------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                            (83,365,748)
                                                                                                           -------------
                    Net Decrease in Net Assets Resulting from Operations                                   $ (83,443,171)
                                                                                                           =============

                    See Notes to Financial Statements.


Merrill Lynch International Equity Fund, November 30, 1997

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                    Increase (Decrease) in Net Assets:                                    Nov. 30, 1997     May 31, 1997
Operations:         Investment income (loss)--net                                         $     (77,423)   $   2,812,220
                    Realized gain on investments and foreign
                    currency transactions--net                                               69,150,929       70,558,271
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                     (152,516,677)      (3,407,349)
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                         (83,443,171)      69,963,142
                                                                                          -------------    -------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                        --       (2,005,712)
Shareholders          Class B                                                                        --       (7,119,954)
(Note 1g):            Class C                                                                        --         (484,716)
                      Class D                                                                        --       (2,664,054)
                    In excess of investment income--net:
                      Class A                                                                        --         (101,732)
                      Class B                                                                        --         (361,132)
                      Class C                                                                        --          (24,585)
                      Class D                                                                        --         (135,124)
                    Realized gain on investments--net:
                      Class A                                                                        --       (2,645,936)
                      Class B                                                                        --      (21,542,693)
                      Class C                                                                        --       (1,111,282)
                      Class D                                                                        --       (4,085,666)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                                --      (42,282,586)
                                                                                          -------------    -------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                  (103,380,818)    (540,177,741)
Transactions                                                                              -------------    -------------
(Note 4):

Net Assets:         Total decrease in net assets                                           (186,823,989)    (512,497,185)
                    Beginning of period                                                     771,635,253    1,284,132,438
                                                                                          -------------    -------------
                    End of period                                                         $ 584,811,264    $ 771,635,253
                                                                                          =============    =============

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                              Class A
                                                                                                                For the
                    The following per share data and ratios               For the                               Period
                    have been derived from information provided          Six Months           For the           Oct. 21,
                    in the financial statements.                           Ended             Year Ended        1994++ to
                                                                          Nov. 30,            May 31,            May 31,
                    Increase (Decrease) in Net Asset Value:                1997++++      1997++++   1996++++      1995
Per Share           Net asset value, beginning of period                  $  12.58      $  11.94   $  10.25     $  11.73
Operating                                                                 --------      --------   --------     --------
Performance:        Investment income--net                                     .05           .12        .16          .26
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                   (1.53)         1.09       1.53        (1.05)
                                                                          --------      --------   --------     --------
                    Total from investment operations                         (1.48)         1.21       1.69         (.79)
                                                                          --------      --------   --------     --------
                    Less dividends and distributions:
                      Investment income--net                                    --          (.24)        --         (.15)
                      In excess of investment income--net                       --          (.01)        --           --
                      Realized gain on investments--net                         --          (.32)        --         (.54)
                                                                          --------      --------   --------     --------
                    Total dividends and distributions                           --          (.57)        --         (.69)
                                                                          --------      --------   --------     --------
                    Net asset value, end of period                        $  11.10      $  12.58   $  11.94     $  10.25
                                                                          ========      ========   ========     ========

Total Investment    Based on net asset value per share                     (11.76%)+++    10.76%     16.49%       (6.78%)+++
Return:**                                                                 ========      ========   ========     ========

Ratios to Average   Expenses                                                 1.16%*        1.11%      1.06%        1.23%*
Net Assets:                                                               ========      ========   ========     ========
                    Investment income--net                                    .82%*        1.04%      1.47%        4.64%*
                                                                          ========      ========   ========     ========

Supplemental        Net assets, end of period (in thousands)              $ 35,955      $ 44,624   $116,628     $ 74,478
Data:                                                                     ========      ========   ========     ========
                    Portfolio turnover                                      62.05%        60.56%     71.86%       63.95%
                                                                          ========      ========   ========     ========
                    Average commission rate paid++++++                    $  .0031      $  .0004   $  .0005           --
                                                                          ========      ========   ========     ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


                  ++Commencement of operations.
                ++++Based on average shares outstanding.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.





Merrill Lynch International Equity Fund, November 30, 1997

FINANCIAL HIGHLIGHTS (concluded)
                                                                                          Class B
                    The following per share data and ratios        For the                                      For the
                    have been derived from information provided   Six Months                                     Period
                    in the financial statements.                    Ended                                   July 30, 1993++
                                                                   Nov. 30,     For the Year Ended May 31,     to May 31,
                    Increase (Decrease) in Net Asset Value:        1997++++    1997++++    1996++++    1995     1994++++
Per Share           Net asset value, beginning of period          $  12.42   $  11.76    $  10.19   $  11.44    $  10.00
Operating                                                         --------   --------    --------   --------    --------
Performance:        Investment income (loss)--net                     (.01)       .01         .04        .02        (.02)
                    Realized and unrealized gain (loss)
                    on investments and foreign
                    currency transactions--net                       (1.51)      1.08        1.53       (.69)       1.46
                                                                  --------   --------    --------   --------    --------
                    Total from investment operations                 (1.52)      1.09        1.57       (.67)       1.44
                                                                  --------   --------    --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                            --       (.10)         --       (.04)         --
                      In excess of investment income--net               --       (.01)         --         --          --
                      Realized gain on investments--net                 --       (.32)         --       (.54)         --
                                                                  --------   --------    --------   --------    --------
                    Total dividends and distributions                   --       (.43)         --       (.58)         --
                                                                  --------   --------    --------   --------    --------
                    Net asset value, end of period                $  10.90   $  12.42    $  11.76   $  10.19    $  11.44
                                                                  ========   ========    ========   ========    ========

Total Investment    Based on net asset value per share             (12.24%)+++  9.70%      15.41%     (5.91%)     14.40%+++
Return:**                                                         ========   ========    ========   ========    ========

Ratios to Average   Expenses                                         2.19%*     2.14%       2.09%      2.13%       2.07%*
Net Assets:                                                       ========   ========    ========   ========    ========
                    Investment income (loss)--net                    (.20%)*     .08%        .37%       .23%       (.19%)*
                                                                  ========   ========    ========   ========    ========

Supplemental        Net assets, end of period (in thousands)      $434,851   $583,213    $945,368   $961,941    $844,295
Data:                                                             ========   ========    ========   ========    ========
                    Portfolio turnover                              62.05%     60.56%      71.86%     63.95%      50.63%
                                                                  ========   ========    ========   ========    ========
                    Average commission rate paid++++++            $  .0031   $  .0004    $  .0005         --          --
                                                                  ========   ========    ========   ========    ========

                                                                                              Class C
                                                                                                                For the
                    The following per share data and ratios               For the                               Period
                    have been derived from information provided          Six Months           For the           Oct. 21,
                    in the financial statements.                           Ended             Year Ended        1994++ to
                                                                          Nov. 30,            May 31,            May 31,
                    Increase (Decrease) in Net Asset Value:                1997++++      1997++++   1996++++      1995
Per Share           Net asset value, beginning of period                  $  12.26      $  11.65   $  10.10     $  11.62
Operating                                                                 --------      --------   --------     --------
Performance:        Investment income (loss)--net                             (.01)           --+++++   .05          .24
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                   (1.49)         1.08       1.50        (1.09)
                                                                          --------      --------   --------     --------
                    Total from investment operations                         (1.50)         1.08       1.55         (.85)
                                                                          --------      --------   --------     --------
                    Less dividends and distributions:
                      Investment income--net                                    --          (.14)        --         (.13)
                      In excess of investment income--net                       --          (.01)        --           --
                      Realized gain on investments--net                         --          (.32)        --         (.54)
                                                                          --------      --------   --------     --------
                    Total dividends and distributions                           --          (.47)        --         (.67)
                                                                          --------      --------   --------     --------
                    Net asset value, end of period                        $  10.76      $  12.26   $  11.65     $  10.10
                                                                          ========      ========   ========     ========

Total Investment    Based on net asset value per share                     (12.23%)+++     9.71%     15.35%       (7.36%)+++
Return:**                                                                 ========      ========   ========     ========

Ratios to Average   Expenses                                                 2.20%*        2.15%      2.09%        2.30%*
Net Assets:                                                               ========      ========   ========     ========
                    Investment income (loss)--net                            (.22%)*        .04%       .45%        4.26%*
                                                                          ========      ========   ========     ========

Supplemental        Net assets, end of period (in thousands)              $ 19,707      $ 24,774   $ 46,985     $ 25,822
Data:                                                                     ========      ========   ========     ========
                    Portfolio turnover                                      62.05%        60.56%     71.86%       63.95%
                                                                          ========      ========   ========     ========
                    Average commission rate paid++++++                    $  .0031      $  .0004   $  .0005           --
                                                                          ========      ========   ========     ========


                                                                                          Class D
                    The following per share data and ratios        For the                                      For the
                    have been derived from information provided   Six Months                                     Period
                    in the financial statements.                    Ended                                   July 30, 1993++
                                                                   Nov. 30,     For the Year Ended May 31,     to May 31,
                    Increase (Decrease) in Net Asset Value:        1997++++    1997++++    1996++++    1995     1994++++
Per Share           Net asset value, beginning of period          $  12.59   $  11.94    $  10.27   $  11.51    $  10.00
Operating                                                         --------   --------    --------   --------    --------
Performance:        Investment income--net                             .04        .10         .13        .10         .04
                    Realized and unrealized gain (loss)
                    on investments and foreign
                    currency transactions                            (1.54)      1.09        1.54       (.68)       1.47
                                                                  --------   --------    --------   --------    --------
                    Total from investment operations                 (1.50)      1.19        1.67       (.58)       1.51
                                                                  --------   --------    --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                            --       (.21)         --       (.12)         --
                      In excess of investment income--net               --       (.01)         --         --          --
                      Realized gain on investments--net                 --       (.32)         --       (.54)         --
                                                                  --------   --------    --------   --------    --------
                    Total dividends and distributions                   --       (.54)         --       (.66)         --
                                                                  --------   --------    --------   --------    --------
                    Net asset value, end of period                $  11.09   $  12.59    $  11.94   $  10.27    $  11.51
                                                                  ========   ========    ========   ========    ========

Total Investment    Based on net asset value per share             (11.91%)+++ 10.50%      16.26%     (5.11%)     15.10%+++
Return:**                                                         ========   ========    ========   ========    ========

Ratios to Average   Expenses                                         1.41%*     1.36%       1.31%      1.34%       1.31%*
Net Assets:                                                       ========   ========    ========   ========    ========
                    Investment income--net                            .57%*      .86%       1.13%       .85%        .55%*
                                                                  ========   ========    ========   ========    ========

Supplemental        Net assets, end of period (in thousands)      $ 94,298   $119,024    $175,151   $188,583    $208,007
Data:                                                             ========   ========    ========   ========    ========
                    Portfolio turnover                              62.05%     60.56%      71.86%     63.95%      50.63%
                                                                  ========   ========    ========   ========    ========
                    Average commission rate paid++++++            $  .0031   $  .0004    $  .0005         --          --
                                                                  ========   ========    ========   ========    ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.
                  ++Commencement of operations.

                    See Notes to Financial Statements.

                ++++Based on average shares outstanding.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.





Merrill Lynch International Equity Fund, November 30, 1997


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch International Equity Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell stock index futures contacts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such con-tracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the six months ended November 30, 1997, MLAM paid MLAM U.K. a fee of $363,255 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account     Distribution
                        Maintenance Fee      Fee

Class B                      0.25%           0.75%
Class C                      0.25%           0.75%
Class D                      0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 1997, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              MLFD       MLPF&S

Class A                     $   76      $   888
Class D                     $1,177      $17,755



Merrill Lynch International Equity Fund, November 30, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)


For the six months ended November 30, 1997, MLPF&S received contingent deferred sales charges of $630,414 and $1,134 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $24,733 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1997 were $400,214,671 and $410,847,254, respectively.

Net realized and unrealized gains (losses) as of November 30, 1997 were as follows:

                                     Realized        Unrealized
                                      Gains            Gains
                                     (Losses)         (Losses)
Investments:
  Long-term                     $  60,092,423    $ (54,051,464)
  Short-term                             (253)           1,735
Stock index futures contracts       9,902,769           44,759
  Options written                    (403,474)      (5,446,976)
  Options purchased                  (603,522)      (1,028,819)
                                -------------    -------------
Total investments                  68,987,943      (60,480,765)
Currency transactions:
  Options purchased                 2,624,987        1,034,050
Forward foreign exchange
  contracts                           701,275          190,954
Foreign currency transactions      (3,163,276)        (285,924)
                                -------------    -------------
Total currency transactions           162,986          939,080
                                -------------    -------------
Total                           $  69,150,929    $ (59,541,685)
                                =============    =============


Transactions in call options written for the six months ended
November 30, 1997 were as follows:

                                  Nominal Value
                                    Covered by       Premiums
                                 Written Options     Received

Outstanding call options written
at beginning of period           $         --     $         --
Options written                        16,298          248,268
Options expired                       (16,298)        (248,268)
                                 ------------     ------------
Outstanding call options
written at end of period         $         --     $         --
                                 ============     ============

Transactions in put options written for the six months ended
November 30, 1997 were as follows:

                                  Nominal Value
                                    Covered By       Premiums
                                 Written Options     Received

Outstanding put options written
at beginning of period           $  3,469,627     $    520,444
Options written                   102,736,697        1,027,367
Options closed                    (51,350,644)        (513,506)
                                 ------------     ------------
Outstanding put options written
at end of period                 $ 54,855,680     $  1,034,305
                                 ============     ============

As of November 30, 1997, net unrealized depreciation for Federal income tax purposes aggregated $60,525,518, of which $46,149,765 related to appreciated securities and $106,675,283 related to depreciated securities. At November 30, 1997, the aggregate cost of investments, net of investment options, for Federal income tax purposes was $630,536,305.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $103,380,818 and $540,177,741 for the six months ended November 30, 1997 and the year ended May 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                      Dollar
Ended November 30, 1997               Shares           Amount

Shares sold                           707,657    $   8,935,183
Shares redeemed                    (1,014,546)     (12,664,556)
                                -------------    -------------
Net decrease                         (306,889)   $  (3,729,373)
                                =============    =============


Class A Shares for the Year                            Dollar
Ended May 31, 1997                    Shares           Amount

Shares sold                         5,010,009    $  58,060,092
Shares issued to shareholders in
reinvestment of dividends and
distributions                         282,319        3,161,968
                                -------------    -------------
Total issued                        5,292,328       61,222,060
Shares redeemed                   (11,515,661)    (133,217,324)
                                -------------    -------------
Net decrease                       (6,223,333)   $ (71,995,264)
                                =============    =============


Class B Shares for the Six Months                      Dollar
Ended November 30, 1997               Shares           Amount

Shares sold                         2,995,244    $  37,211,377
Shares redeemed                    (9,801,661)    (119,577,138)
Automatic conversion of shares       (254,649)      (3,218,498)
                                -------------    -------------
Net decrease                       (7,061,066)   $ (85,584,259)
                                =============    =============


Class B Shares for the Year                            Dollar
Ended May 31, 1997                    Shares           Amount

Shares sold                         8,217,094   $   94,876,821
Shares issued to shareholders in
reinvestment of dividends and
distributions                       2,266,047       25,175,777
                                -------------   --------------
Total issued                       10,483,141      120,052,598
Shares redeemed                   (43,718,602)    (502,263,658)
Automatic conversion of shares       (196,392)      (2,257,596)
                                -------------   --------------
Net decrease                      (33,431,853)  $ (384,468,656)
                                =============   ==============


Class C Shares for the Six Months                      Dollar
Ended November 30, 1997               Shares           Amount

Shares sold                         1,045,309    $  12,915,478
Shares redeemed                    (1,234,099)     (15,181,798)
                                -------------    -------------
Net decrease                         (188,790)   $  (2,266,320)
                                =============    =============


Class C Shares for the Year                            Dollar
Ended May 31, 1997                    Shares           Amount

Shares sold                         2,069,688    $  23,614,446
Shares issued to shareholders in
reinvestment of dividends and
distributions                         131,890        1,446,828
                                -------------    -------------
Total issued                        2,201,578       25,061,274
Shares redeemed                    (4,213,047)     (47,925,938)
                                -------------    -------------
Net decrease                       (2,011,469)   $ (22,864,664)
                                =============    =============


Class D Shares for the Six Months                      Dollar
Ended November 30, 1997               Shares           Amount

Shares sold                         2,317,681    $  29,313,230
Automatic conversion of shares        250,743        3,218,498
                                -------------    -------------
Total issued                        2,568,424       32,531,728
Shares redeemed                    (3,520,182)     (44,332,594)
                                -------------    -------------
Net decrease                         (951,758)   $ (11,800,866)
                                =============    =============


Class D Shares for the Year                            Dollar
Ended May 31, 1997                    Shares           Amount

Shares sold                         2,948,566    $  34,763,784
Automatic conversion of shares        193,325        2,257,596
Shares issued to shareholders in
reinvestment of dividends and
distributions                         526,815        5,910,863
                                -------------    -------------
Total issued                        3,668,706       42,932,243
Shares redeemed                    (8,890,251)    (103,781,400)
                                -------------    -------------
Net decrease                       (5,221,545)   $ (60,849,157)
                                =============    =============


5. Commitments:
At November 30, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell foreign currency with an approximate value of $1,743,000 and $8,900,000, respectively.


6. Subsequent Event:
On December 1, 1997, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.624356 per Class A Share, $.337641 per Class B Share, $.325966 per Class C Share and $.559999 per Class D Share, and a long-term capital gains distribution of $1.420848 per share for each of the four classes, payable on December 23, 1997 to shareholders of record December 15, 1997.



Merrill Lynch International Equity Fund, November 30, 1997


PORTFOLIO CHANGES


For the Quarter Ended November 30, 1997

Additions

 ABN Amro Holding N.V.
 AGIV-AG fuer Industrie und Verkehrswesen
*AM Vescap (Ordinary)
 AMB Aachener und Muenchener
  Beteiligungs AG
 Adidas AG
*Aggreko PLC
 Alliance Trust PLC
 Altana AG
*Argos PLC
*Axa Colonia Konzern AG
 Australian Gas Light Co., Ltd.
 BAA PLC
 BC Telecom, Inc.
 BG PLC
*BMW AG (Preferred)
 Banque Nationale de Paris
 Barclays PLC
 Beiersdorf AG
*Berliner Kraft-und Licht (Bewag) AG
 Bilfinger & Berger Bau AG
 Bongrain S.A.
 Booker PLC
*Boots Company PLC
*Bowthorpe PLC
 Brierley Investments Ltd.
*Britannic Assurance PLC
*British Aerospace PLC
 British Petroleum Co. PLC
 British Sky Broadcasting Group PLC
 British Steel PLC
 Carlton Communications PLC
 Carrefour S.A.
 Chilgener S.A. (ADR)
 China Telecom (Hong Kong) Ltd. (ADR)
 Christian Dior S.A.
 Club Mediterranee S.A.
*Cobham PLC
 Coles Myer Ltd.
 Comalco Ltd.
 Commonwealth Bank of Australia
 Compagnie de Saint Gobain S.A.
 Compagnie Generale des Eaux S.A.
 Companhia Energetica de Minas
  Gerais S.A. (CEMIG) (Preferred)
 Compania de Telecomunicaciones
  de Chile S.A. (ADR)
 Compass Group PLC
 Cordiant PLC
 Credit Commercial de France
 Credit National/Natexis
*Custodia Holding AG
 DB Group Ltd.
*De La Rue PLC
 Degussa AG
*Deutz AG
*Didier-Werke AG
*Dixons Group PLC
*Electrocomponents PLC
 Endesa S.A.
 Energy Group PLC
*Enterprise Oil PLC
 Eridania Beghin-Say S.A.
 Etablissements Economiques du Casino
  Guichard-Perachon S.A. (Preferred)
 FAG Kugelfischer Georg Schaefer AG
 F.H. Faulding & Co. Ltd.
 Foodland Associated Ltd.
*France Telecom S.A.
 Franked Income Fund (Units)
 Fromageries Bel S.A.
 Fuji Bank Ltd.
*GKN PLC
*Gehe AG (Ordinary)
*General Electric Company PLC (Ordinary)
*Gerresheimer Glas AG (Ordinary)
 Glaxo Wellcome PLC
 Goodman Fielder Ltd.
*Granada Group PLC
*Grand Metropolitan PLC (Ordinary)
 HSBC Holdings PLC
*Halifax PLC
 Hallenstein Glasson Holdings Ltd.
 Hanson PLC
 Harpen AG
*Hong Leong Credit BHD (Class A)
 Hugo Boss AG (Preferred)
*IKB Deutsche Industriebank
 Imperial Chemical Industries PLC
 Imperial Tobacco Group PLC
 Independent Newspapers Ltd.
 Infrastructure & Utilities NZ Ltd.
 Ispat International N.V. (NY Registered Shares)
*Iwka AG
 James Hardie Industries Ltd.
*Kali und Salz Beteiligungs AG
*Klobenschmidt AG
*Koc Holdings A.S.
 L'OREAL
 LVMH (Moet-Hennessy Louis Vuitton)
 Labinal S.A.
 Ladbroke Group PLC
 L'Air Liquide
*Legal & General Group PLC
*Leifheit AG
 Lloyds TSB Group PLC
 London International Group PLC
*MAN AG
 MEPC PLC
 MSCI Canada Opals (Class B)
*Mannheimer Versicherung AG
*Mercury Asset Management Group PLC
 Metallgesellschaft AG
 National Grid Group PLC
*Next PLC
 Nishimatsu Construction Co. Ltd.
 Normandy Mining Ltd.
 Novartis AG (Registered Shares)
*Nycomed Amersham PLC
*P.T. Indofood Sukses Makmur 'Foreign'
 Pearson PLC
 Pechiney S.A. (Class A)
 Pernod Ricard
*Provident Financial Group, Inc.
*Prudential Corp. PLC
*RWE AG (Preferred)
*Reckitt & Coleman PLC
*Reed International PLC
 Renault S.A.
 Repsol S.A.
 Restaurant Brands New Zealand Ltd.
*Reuters Holdings PLC
*Rheinmetall AG
 Rhone-Poulenc (Class A)
 Rio Tinto PLC
*Roche Holdings AG
*SAP AG
*SCHMALBACH--LUBECA AG
 Safeway PLC
 Salamander AG
*Salvesen (Christian) PLC (Ordinary)
 Sasol Ltd.
 Schering AG
 Schneider S.A.
 Scottish Invest Trust PLC
 Scottish Mortgage & Trust PLC
 Shell Transport & Trading Co. PLC
*Siebe PLC
 Slough Estates PLC
 Smith (Howard) Ltd.
*Smith & Nephew PLC
 SmithKline Beecham PLC
*Smiths Industries PLC
 Sommer-Allibert
 Southcorp. Ltd.
 Springer (Axel) Verlag AG
*Standard Charted Bank (Ordinary)
 Stockland Trust Group (New Shares)
 T & N PLC
*TI Group PLC
 Tarmac PLC
 Telestra Corp. Ltd.
 Templeton Russia Fund, Inc.
 Thomson CSF
 Thorn PLC
*Thyssen Industries AG (Ordinary)
 Tomkins PLC
 Total S.A. (Class B)
 Tourism Holdings Ltd.
 Valeo S.A.
 Varta AG
*Victoria Holdings Ltd. (Ordinary)
*Vodafone Group PLC
*Volkswagon AG (Preferred)
 WPP Group PLC
*Wella AG (Preferred)
 Wesfarmers Ltd.
 Westfield Holdings Ltd.
*Witan Investment Co. PLC (Ordinary)
 YTL Corporation BHD (Class A)
 Zeneca Group PLC


Deletions

*AM Vescap (Ordinary)
*Aggreko PLC
*Argos PLC
*Axa Colonia Konzern AG
*BMW AG (Preferred)
 Banco Bradesco S.A. PN (Preferred)
 Bank of Melbourne Ltd.
 Bass PLC
 Bayerische Hypotheken-und Wechsel-Bank AG
*Berliner Kraft-und Licht (Bewag) AG
*Boots Company PLC
*Bowthorpe PLC
*Britannic Assurance PLC
*British Aerospace PLC
 Central European Media Enterprises Ltd.
  (Class A)
*Cobham PLC
 Commerce Asset Holding BHD
 Credit Suisse Group (Registered Shares)
*Custodia Holding AG
*De La Rue PLC
*Deutz AG
 Development Bank of Singapore Ltd.
  'Foreign'
*Didier-Werke AG
*Dixons Group PLC
*Electrocomponents PLC
*Enterprise Oil PLC
 Erciyas Biracilik Ve Malt Sanayii A.S.
 Eregli Demir Ve Celik Fabrikalari T.A.S.
*France Telecom S.A.
*GKN PLC
 Gazprom (ADR)
*Gehe AG (Ordinary)
*General Electric Company PLC (Ordinary)
 Genting BHD
*Gerresheimer Glas AG (Ordinary)
*Granada Group PLC
*Grand Metropolitan PLC (Ordinary)
 Guinness PLC
 Guney Biracilik Ve Malt Sanayii A.S.
 Haci Omer Sabanci Holding A.S.
*Halifax PLC
 Hong Kong Land Holdings Ltd.
 Hong Leong Credit BHD
*Hong Leong Credit BHD (Class A)
 Hume Industries (Malaysia) BHD
*IKB Deutsche Industriebank
 Internatio-Muller N.V.
*Iwka AG
 Jardine Strategic Holdings Ltd.
*Kali und Salz Beteiligungs AG
 Karstadt AG
 Kedah Cement Holdings BHD
*Klobenschmidt AG
*Koc Holdings A.S.
 Koc Yatirim Ve Sanayi Mamulleri Pazarlama
  A.S.
 Koninklijke Pakhoed N.V.
 Kookmin Bank (GDR)
*Legal & General Group PLC
*Leifheit AG
 Linde AG
*MAN AG
 Magnum Corporation BHD
*Mannheimer Versicherung AG
 Matthew Clark PLC
*Mercury Asset Management Group PLC
 Metro AG
 Nestle S.A. (Registered Shares)
*Next PLC
*Nycomed Amersham PLC
 Overseas-Chinese Banking Corporation Ltd.
  'Foreign'
 Overseas Union Bank Ltd. 'Foreign'
*P.T. Indofood Sukses Makmur 'Foreign'
 Pilkington PLC
*Provident Financial Group, Inc.
*Prudential Corp. PLC
 Public Bank (Malaysia) BHD 'Foreign'
*RWE AG (Preferred)
 Rashid Hussain BHD
*Reckitt & Coleman PLC
*Reed International PLC
 Renong BHD
 Resorts World BHD
*Reuters Holdings PLC
*Rheinmetall AG
*Roche Holdings AG
*SAP AG
*SCHMALBACH--LUBECA AG
 SGS-Thomson Microelectronics N.V.
 SKF AB
*Salvesen (Christian) PLC (Ordinary)
 Seat S.p.A.
*Siebe PLC
*Smith & Nephew PLC
*Smiths Industries PLC
*Standard Charted Bank (Ordinary)
*TI Group PLC
 Tesco PLC (Ordinary)
 Thames Water PLC
*Thyssen Industries AG (Ordinary)
 United Overseas Bank Ltd. 'Foreign'
*Victoria Holdings Ltd. (Ordinary)
*Vodafone Group PLC
*Volkswagon AG (Preferred)
*Wella AG (Preferred)
*Witan Investment Co. PLC (Ordinary)

[FN]
*Added and deleted in the same quarter.